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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material under §240.14a-12

BUCKEYE PARTNERS, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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One Greenway Plaza
Suite 600
Houston, Texas 77046

April 19, 2017

To Our Limited Partners:

        You are cordially invited to attend the 2017 annual meeting of limited partners of Buckeye Partners, L.P. to be held on Tuesday, June 6, 2017 at the DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046, commencing at 9:00 a.m. local time. A notice of the annual meeting, proxy statement and proxy card were made available on or about April 19, 2017, and if you are receiving this by mail, a proxy statement, proxy card, our 2016 Annual Report and our Form 10-K for the fiscal year ended December 31, 2016 are enclosed.

        The board of directors of our general partner has called this annual meeting for you to consider and act upon items described in this proxy statement.

        Your vote is important.    Whether or not you plan to attend the annual meeting, please cast your vote by following the internet or telephone voting instructions on the proxy card. If you have received this by mail, you may also vote by completing, signing and dating the enclosed proxy card and returning it promptly in the accompanying envelope. If for any reason you desire to revoke your proxy, you may do so at any time before the vote is held at the annual meeting by following the procedures described in the accompanying proxy statement.

Sincerely,

Clark C. Smith Chairman, President and Chief Executive Officer of Buckeye GP LLC, general partner of Buckeye Partners, L.P.

BUCKEYE PARTNERS, L.P.
One Greenway Plaza
Suite 600
Houston, Texas 77046

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS
TO BE HELD ON JUNE 6, 2017

To the Unitholders of Buckeye Partners, L.P.:

        The annual meeting of limited partners of Buckeye Partners, L.P. will be held at the DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046, on June 6, 2017 at 9:00 a.m. local time to consider the following matters:

          1.     The election of four Class I directors to our general partner's board of directors to serve until the 2020 annual meeting of limited partners;

          2.     The approval of an amendment to the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan;

          3.     The ratification of the selection of Deloitte & Touche LLP ("Deloitte") as Buckeye Partners, L.P.'s independent registered public accountants for 2017;

          4.     The approval, in an advisory vote, of our executive compensation;

          5.     An advisory vote on the frequency of the executive compensation vote; and

          6.     The transaction of any other business as may properly come before the annual meeting or any adjournments thereof, including, without limitation, the adjournment of the annual meeting in order to solicit additional votes from unitholders with respect to the foregoing proposals.

        Only unitholders of record at the close of business on April 10, 2017 are entitled to attend or vote at the annual meeting or any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Limited Partners to Be Held on June 6, 2017

        This notice, together with the accompanying proxy statement and related form of proxy and our 2016 Annual Report to unitholders are available at http://www.astproxyportal.com/ast/17265/.

        Your vote is important!    Your broker cannot vote your units on your behalf for certain of management's proposals until it receives your voting instructions. For your convenience, internet and telephone voting are available. The instructions for voting by internet or telephone are set forth on your proxy card. If you prefer, you may vote by mail by completing your proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors of Buckeye GP LLC, as general partner of Buckeye Partners, L.P.

Todd J. Russo Senior Vice President, General Counsel and Secretary

Houston, Texas
April 19, 2017

BUCKEYE PARTNERS, L.P.

PROXY STATEMENT
FOR
ANNUAL MEETING OF LIMITED PARTNERS
To Be Held on June 6, 2017

        These proxy materials, which we made available to our unitholders via the internet on or about April 19, 2017, are being furnished to you in connection with the solicitation of proxies by and on behalf of the board of directors of Buckeye GP LLC, a Delaware limited liability company ("Buckeye GP"), acting in its capacity as the general partner of Buckeye Partners, L.P., a Delaware limited partnership, for use at Buckeye Partners, L.P.'s 2017 annual meeting of limited partners or at any adjournments thereof. The meeting will be held at the DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046 on June 6, 2017 at 9:00 a.m. local time. Holders of record of limited partnership units representing limited partner interests ("LP Units") at the close of business on April 10, 2017 are entitled to notice of, and are entitled to vote at, the annual meeting and any adjournments thereof, unless such adjournment is for more than 60 days, in which event our general partner's board of directors is required to set a new record date. Unless otherwise indicated, the terms "the Partnership," "Buckeye," "our," "we," "us" and similar terms refer to Buckeye Partners, L.P., together with our subsidiaries.

Proposals

        At our 2017 annual meeting of limited partners, we are asking our unitholders to consider and act upon:

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  The election of four Class I directors to serve on our general partner's board of directors until our 2020 annual meeting;

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  The approval of an amendment to the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan;

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  The ratification of the selection of Deloitte & Touche LLP ("Deloitte") as Buckeye's independent registered public accountants for 2017;

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  The approval, in an advisory vote, of our executive compensation;

  •
  An advisory vote on the frequency of the executive compensation vote; and

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  The transaction of any other business as may properly come before the annual meeting or any adjournments thereof, including, without limitation, the adjournment of the annual meeting in order to solicit additional votes from unitholders with respect to the forgoing proposals.

Outstanding LP Units Held on Record Date

        As of the record date, there were 140,520,365 outstanding LP Units that were entitled to notice of and are entitled to vote at the annual meeting.

Quorum Required

        The presence, in person or by proxy, of the holders as of the record date of a majority of our outstanding LP Units is necessary to constitute a quorum for purposes of voting on the proposals at the annual meeting. Votes that are cast but marked "Withheld" for the election of one or more directors will count as "units present" at the meeting for purposes of establishing a quorum on the proposals. Abstentions and broker non-votes will count as "units present" at the meeting for purposes of determining a quorum. A broker non-vote occurs when a broker or other nominee who holds units for the beneficial owner votes on at least one item but does not vote on a particular other item because the broker or nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the units.

Vote Required

        Directors serving on our general partner's board of directors are elected by a plurality of the votes cast by the holders of our outstanding LP Units. A plurality occurs when more votes are cast for a candidate than those cast for an opposing candidate. Each LP Unit entitles the holder thereof as of the record date to one vote. Unitholders are not entitled to use cumulative voting. Cumulative voting is a system for electing directors whereby a security holder is entitled to multiply his number of securities by the number of directors to be elected and cast the total number of votes for a single candidate or a select few candidates.

        The approval of the ratification of our independent registered public accountants for 2017, the approval of the amendment to the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan, the advisory vote on executive compensation, and the advisory vote on the frequency of the executive compensation vote each require the affirmative vote of the holders of a majority of the outstanding LP Units present in person or by proxy and entitled to vote on the matter.

        All items on the ballot are "non-routine" matters under New York Stock Exchange ("NYSE") rules except ratification of the independent registered public accountants. Brokerage firms are not entitled to vote any LP Units on non-routine items without receiving instructions from the beneficial owner of the LP Units, and proxies that are returned without a vote on this proposal are referred to as "broker non-votes." Broker non-votes will have no effect on the outcome of the vote for any proposal.

How to Vote

        You may vote in person at the annual meeting, by telephone, by internet or by proxy. Even if you plan to attend the annual meeting, we encourage you to vote by following the telephone or internet voting instructions on the proxy card in advance of the annual meeting. Of course, you may also complete, sign and return your proxy card by mail in advance of the annual meeting.

  In Person

        If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your units are held in the name of a broker and you desire to vote them in person at the meeting, you must obtain from the brokerage firm a "Legal Proxy" representing your units and bring it to the meeting.

  Telephone

        Please dial the toll-free telephone number set forth on the proxy card and follow the audio instructions. You will need the control number contained on your proxy card.

  Internet

        Go to the website set forth on the proxy card and follow the on-screen instructions. You will need the control number contained on your proxy card.

  Proxy

        If you have received these proxy materials via mail and wish to do so, please mail your completed, signed and dated proxy card in the enclosed postage-paid return envelope as soon as possible so that your units may be represented at the annual meeting.

Revoking Your Proxy or Changing Your Telephone or Internet Vote

        You may revoke your proxy before it is voted at the annual meeting as follows:

  •
  by delivering, at the annual meeting, to the Secretary of the meeting, a new proxy with a later date;

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  by delivering, on or before the business day prior to the annual meeting, a notice of revocation or a new proxy with a later date to the Secretary of our general partner at the address set forth in the notice of the annual meeting;

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  by attending the annual meeting in person and voting, although your attendance at the annual meeting, without actually voting, will not by itself revoke a previously granted proxy; or

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  if you have instructed a broker to vote your units, you must follow the directions received from your broker to change those instructions.

        You may change your telephone vote as often as you wish by following the procedures for telephone voting. The last known vote in the telephone voting system as of 11:59 p.m. EDT on June 5, 2017 will be counted.

        You may change your internet vote as often as you wish by following the procedures for internet voting. The last known vote in the internet voting system as of 11:59 p.m. EDT on June 5, 2017 will be counted.

Solicitation and Mailing of Proxies

        We have used the Securities and Exchange Commission ("SEC") rule allowing companies to furnish proxy materials to our unitholders over the internet. We believe this approach enables us to provide the materials to unitholders more quickly while also reducing the impact of our annual meeting on the environment and the costs associated with printing and mailing.

        The expense of preparing, printing and mailing the Notice of Internet Availability and (where applicable) this proxy statement and the proxies solicited hereby will be borne by us. In addition to the use of the mail, proxies may be solicited by representatives of our general partner in person or by telephone, electronic mail or facsimile transmission. These representatives will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. If undertaken, we expect the expenses of such solicitation by representatives of our general partner to be nominal. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our LP Units as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. We have retained Morrow Sodali LLC to aid in the solicitation of proxies. The fees of Morrow Sodali LLC are $9,500, plus reimbursement of its reasonable costs.

        Only one Notice of Internet Availability and (if requested) 2016 Annual Report and proxy statement will be delivered to multiple unitholders sharing an address, if possible, unless we have received contrary instructions from one or more of the unitholders, although each unitholder will receive a separate proxy card and will be able to vote separately. Unitholders at a shared address to which a single copy of the proxy materials was delivered who would like to receive a separate or additional copy of the proxy materials (including with respect to those materials or other communications that may be delivered to unitholders in connection with future annual or special meetings of unitholders) should contact Morrow Sodali LLC at the contact information set forth below, and, upon receipt of such request, a separate copy of the proxy materials will be promptly provided. Unitholders who currently receive multiple copies of the proxy materials at their shared address and would like to request only one copy of any future materials or other communications should notify Morrow Sodali LLC of the same at the contact information set forth below. If you have questions about the annual meeting or need additional copies of this proxy statement or additional proxy cards, please contact our proxy solicitation agent as follows:

  Morrow Sodali LLC
  470 West Avenue
  Stamford, Connecticut 06902
  Email: BPL.info@morrowsodali.com
  Phone (unitholders): (877) 787-9239
  Phone (banks and brokerage firms): (203) 658-9400

Other Matters for 2017 Annual Meeting

        We know of no matters to be acted upon at the annual meeting other than the proposals included in the accompanying notice and described in this proxy statement. If any other matter requiring a vote of unitholders arises, including a question of adjourning the annual meeting, the persons named as proxies in the proxy card will have the discretion to vote thereon according to their best judgment of what they consider to be in the best interests of the Partnership. The proxy card confers discretionary authority to take action with respect to any additional matters that may come before the meeting or any adjournment thereof.

Attending the Annual Meeting

        An admission ticket, which is required for entry into the meeting, is attached to the proxy card included with this proxy statement. If you plan to attend the meeting, please vote before the meeting by mailing in your proxy card, or voting by telephone or internet, but keep the admission ticket and bring it for admittance into the meeting. Any unitholder attending the meeting in person may bring one guest, but guests may not vote or otherwise participate in the meeting. We reserve the right to deny or revoke admission to any guest in our sole discretion.

        If your LP Units are held in the name of a broker, nominee or other holder of record, you will need proof of ownership of LP Units to attend the meeting. A recent bank or brokerage account statement indicating your Buckeye holdings is an example of proof of ownership. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a unitholder.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Limited Partners to Be Held on June 6, 2017

This proxy statement, a form of proxy and our 2016 Annual Report to unitholders are available at http://www.astproxyportal.com/ast/17265/.

PROPOSAL 1—ELECTION OF DIRECTORS

        We are a limited partnership. We do not have our own board of directors. We are managed and operated by the officers of, and are subject to the oversight of the board of directors of, our general partner. Our unitholders are entitled to elect the members of our general partner's board of directors.

        The total number of directors on our general partner's board of directors is currently ten. The terms of the directors of our general partner's board are "staggered" and the directors are divided into three classes. At each annual meeting, only one class of directors is elected and, upon election, directors in that class serve for a term of three years, subject to a director's earlier resignation, death or removal. If a director is elected to the board to fill a vacancy, that director will have the same remaining term as his or her predecessor. For detailed information about the functioning and structure of our board of directors, please see the section of this proxy statement entitled "Corporate Governance" beginning on page 8.

        At the 2017 annual meeting, our unitholders will consider and act upon a proposal to elect four Class I directors to our general partner's board of directors to serve until the 2020 annual meeting of limited partners. Each of the nominees has consented to serve as a director if so elected. The persons named as proxies in the accompanying proxy card, who have been designated by the board of directors of our general partner, intend to vote the LP Units with respect to which proxies have been granted them in favor of the election of the director nominees unless otherwise instructed by the unitholder granting such proxy. If any nominee in favor of whom a proxy has been granted becomes unable for any reason to stand for election as a director of our general partner, the persons named as proxies in the accompanying proxy card will vote for the election of such other person or persons as the board of directors of our general partner may recommend and propose to replace such nominee.

        Information concerning the Class I directors nominated for election at the annual meeting, along with information concerning the current Class II and Class III directors whose terms of office will continue after the annual meeting, is set forth below.

Class I Directors for terms to expire in 2020

        Barbara J. Duganier, 58, became a director of Buckeye GP on October 4, 2013. In the decade prior to joining the board, Ms. Duganier was a Managing Director at Accenture and held various leadership and management positions in Accenture's outsourcing business, including as Global Chief Strategy Officer and as Global Growth and Offering Development Lead. A year prior to joining Accenture, she served as an independent consultant to Duke Energy North America. From 1979 to 2002, Ms. Duganier, who is a licensed Certified Public Accountant, worked at Arthur Andersen, where she served as an auditor and financial consultant, as well as in various leadership and management roles, including as Global Chief Financial Officer of Andersen Worldwide. Ms. Duganier is currently a director and chair of the audit committee of MRC Global Inc. (NYSE: MRC), as well as a member of the governance committee. Ms. Duganier is also a member of the board of the National Association of Corporate Directors (NACD) Texas TriCities Chapter as well as an NACD Governance Fellow and has received the NACD's certification in cybersecurity oversight. Ms. Duganier serves as the Chair of the nominating & governance committee of Genesys Works, a not-for-profit organization that trains and places at-risk high school students in accounting, IT, and engineering internships in primarily Fortune 500 companies. Ms. Duganier is a former director and member of the enterprise and risk oversight and compensation committees of HCC Insurance Holdings, which was sold in 2015 to Tokio Marine Holdings. Ms. Duganier's board experience, training and extensive experience as a Certified Public Accountant, her track record of leading large organizations, and her business experience both within and outside of the energy industry make her well-qualified to serve on our general partner's board of directors.

        Joseph A. LaSala, Jr., 62, became a director of BGH's general partner on July 26, 2007 and, effective November 19, 2010 in connection with the Merger, resigned from BGH's general partner's board and joined the Buckeye GP board. From April 2001 until July 2007, Mr. LaSala served as director of Buckeye GP. Since April 1, 2015, Mr. LaSala has served as General Counsel of Publicis Groupe. From February 2011 through February 2015, Mr. LaSala served as Senior Vice President, General Counsel and Secretary of Sapient Corporation, which was acquired by Publicis Groupe in February 2015. From January 2008 through December 2010, he served as Senior Executive Vice President, General Counsel and Secretary of Discovery Communications, Inc. From July 2001 to January 2008, Mr. LaSala served as Vice President, General Counsel and Secretary of Novell, Inc. Mr. LaSala's breadth of experience serving as general counsel to public companies has given him valuable knowledge and insights with respect to SEC reporting, establishing and maintaining internal controls and implementing appropriate corporate governance practices. Coupled with Mr. LaSala's past experience in the energy industry, these attributes uniquely qualify him to serve on our general partner's board of directors.

        Larry C. Payne, 69, became a director of Buckeye GP on September 29, 2014. Mr. Payne is currently President and Chief Executive Officer of LESA & Associates, LLC, a midstream energy consulting company. Previously, Mr. Payne has served as Interim President of Magnum NGLs, LLC, a private company engaged in natural gas liquids storage, President and Chief Operating Officer of Lansing NGL Services Natural Gas Liquids Division, a division of Lansing Trade Group, LLC, a commodities trading company and President and Chief Operating Officer of SemStream, LP, a midstream energy company engaged in natural gas liquids supply and marketing. In addition, during his career, Mr. Payne has served in senior management positions at Williams Companies, Texaco, and Ferrellgas. Mr. Payne currently is a member of the board of Unit Corporation (NYSE: UNT), where he is a member of the audit and nominating & governance committees. He also serves on the advisory board for Haddington Ventures, L.L.C., a private equity and venture capital firm specializing in the midstream energy infrastructure sector. Mr. Payne currently serves on the board of directors for the following non-profit organizations: the Wayman Tisdale Foundation, the Board of Trustees for the Metropolitan Baptist Church and the CEO Advisory Board for Brothers Big Sisters of Oklahoma. The leadership skills and industry expertise Mr. Payne developed over his long career in the energy sector make him a respected and important independent voice on our general partner's board of directors.

        Martin A. White, 75, became a director of BGH's general partner on April 30, 2009 and, effective November 19, 2010 in connection with the Merger, resigned from BGH's general partner's board and joined the Buckeye GP board. Since August 2006, Mr. White has been a private investor. Prior thereto, Mr. White was employed for 15 years by MDU Resources Group, Inc. ("MDU"), an NYSE-listed company, which operates in three core lines of business—energy, utility resources and construction materials. From August 1997 until his retirement in August 2006, Mr. White served as President and Chief Executive Officer of MDU. Mr. White was also the Chairman of the board of directors of MDU from February 2001 until his retirement. Mr. White was an employee of Montana Power Company from 1966 until 1991, with his last position being President and Chief Executive Officer of Entech, Inc., a non-utility subsidiary of Montana Power Company involved in the oil and natural gas industry, coal mining, real estate and technical communications between electric generating facilities. Mr. White also served as a director of Plum Creek Timber Company, Inc. (NYSE: PCL) from 2006 to 2016 and was a director of First Interstate BancSystem, Inc. (NASDAQ: FIBK) from 2005 to 2011. Mr. White's breadth of experience in the energy sector, including being the chairman, president and chief executive officer of a Fortune 500 company, have given him business, leadership and communication skills that more than qualify him to serve on our general partner's board of directors.

Class II Directors with terms expiring in 2018

        Pieter Bakker, 73, became a director of Buckeye GP on May 5, 2011. He had served as President of Vopak North America from 2005 until his retirement in 2009 and before that as President of Vopak Latin America. He started his career in Europe with AKZO Chemicals and Conoco, and after that he spent almost 25 years in Latin America for Chemical Distributor HCI and Vopak. Mr. Bakker was appointed Chairman of Bahamas Oil Refining Company International Limited (now Buckeye Bahamas Hub Limited) in March 2009. Since 2009, Mr. Bakker's principal occupation has been as a private investor. He is also currently the Executive Chairman of First Reserve Tank Terminals Houston. Mr. Bakker has more than 50 years of experience in the tank storage business, and his breadth of experience and knowledge of the international marine terminal industry uniquely qualify him to serve on our general partner's board of directors.

        Barbara M. Baumann, 61, became a director of Buckeye GP on September 29, 2014. Ms. Baumann is currently President of Cross Creek Energy Corporation, an energy advisory firm with investments in domestic oil and natural gas. Previously, Ms. Baumann served in various areas of finance and operations during an 18-year career with Amoco (later BP Amoco). These roles included Chief Financial Officer of Ecova Corp., a wholly owned environmental-remediation unit of Amoco, and Vice President of Amoco's San Juan Basin business unit. Ms. Baumann is a veteran of numerous public and private company boards and currently serves on the board of Devon Energy Corporation (NYSE: DVN), where she is a member of the audit and nominating & governance committees. In addition, Ms. Baumann serves as an independent trustee for the Putnam Mutual Funds, and as a board member of Hat Creek Energy LLC, a privately held energy company. Ms. Baumann is a member of the board of The Denver Foundation, is Chair of the Board of Trustees of Mount Holyoke College, and serves on the finance committee of Children's Hospital of Colorado. The financial and industry expertise Ms. Baumann developed over her career, coupled with the breadth of her experience serving on public and private company boards, makes her a strong and valued member of our general partner's board of directors.

        Mark C. McKinley, 60, became a director of Buckeye GP on October 1, 2007. He serves as Managing Partner of MK Resources, a private oil and gas development company specializing in the recovery and production of crude oil and the development of unconventional resource projects. Mr. McKinley is a director of the Merrymac McKinley Foundation and the Tip of the Spear Foundation. He is also president and a director of Labrador Oil Company, a private oil and gas exploration and development firm. Mr. McKinley is managing partner of M Natural Resources, a private investment firm with investments in energy and real estate. Mr. McKinley joined the board of directors of Anadarko Petroleum Corporation (NYSE: APC) in February 2015 and serves on the audit committee. The operational and business skills Mr. McKinley developed through his experience in oil and gas development and other energy investments make him an important voice as an independent director on our general partner's board of directors.

Class III Directors with terms expiring in 2019

        Oliver "Rick" G. Richard, III, 64, became a director of Buckeye GP on February 17, 2009 and prior to that served as a director of the general partner of Buckeye GP Holdings L.P., the former parent company of Buckeye GP ("BGH") from April 2008. He is currently Chairman of Cleanfuel USA, an alternative vehicular fuel company, and the owner and president of Empire of the Seed LLC, a private consulting firm in the energy and management industries, as well as the private investments industry. Mr. Richard served as Chairman, President and CEO of Columbia Energy Group ("Columbia Energy") from April 1995 until Columbia Energy was acquired by NiSource Inc. in November 2000. Mr. Richard was appointed by President Reagan and confirmed by the United States Senate to the Federal Energy Regulatory Commission ("FERC"), serving from 1982 to 1985. Mr. Richard serves as a director of the general partner of Cheniere Energy Partners, L.P. (NYSE MKT: CQP), where he is a member of the audit and the conflicts committees, and American Electric Power Company, Inc. (NYSE: AEP), where he is a member of the human resources and policy committees, as well as the chairman of the nuclear oversight committee. Mr. Richard's breadth of experience in the energy sector, including being the chairman, president and CEO of a Fortune 500 company and commissioner of the FERC, have given him business, leadership and communication skills that make him exceptionally well-qualified to serve on our general partner's board of directors.

        Clark C. Smith, 62, was named Chairman, President and Chief Executive Officer of Buckeye GP in August 2014. He served as President and Chief Executive Officer of Buckeye GP from February 2012 to August 2014 and President and Chief Operating Officer of Buckeye GP from February 2009 to February 2012. Prior to joining the management team in February 2009, he served on the board of directors of Buckeye GP from October 2007 until February 2009. From June 2004 through June 2007, Mr. Smith served as Managing Director of Engage Investments, L.P., a private company established to provide consulting services to, and to make equity investments in, energy-related businesses. Mr. Smith was Executive Vice President of El Paso Corporation and President of El Paso Merchant Energy

Group, a division of El Paso Corporation, from August 2000 until May 2003, and a private investor from May 2003 to June 2004. Mr. Smith's extensive experience in the energy sector, including his prior officer and director positions with Buckeye, and his position as President and Chief Executive Officer of Buckeye, have given him valuable knowledge about the Partnership's business and industry, qualify him to serve on our general partner's board of directors, and make him an asset to the board.

        Frank S. Sowinski, 61, is our Lead Independent Director. He became a director of BGH's general partner on August 4, 2006 and, in connection with the merger of BGH with us on November 19, 2010 (the "Merger"), resigned from BGH's general partner's board and joined the Buckeye GP board. From February 2001 until August 2006, Mr. Sowinski served as director of Buckeye GP. Since January 2006, he has been a Management Affiliate of MidOcean Partners, a private equity investor. From October 2004 to January 2006, Mr. Sowinski was a private investor and prior thereto, he served as Executive Vice President of Liz Claiborne, Inc. from January 2004 until October 2004. Mr. Sowinski served as Executive Vice President and CFO of PWC Consulting, a systems integrator company, from May 2002 to October 2002. Mr. Sowinski also served as Vice Chairman of a portfolio company of MidOcean Partners, LegalShield, a specialized legal service products company through June 2016. Mr. Sowinski joined the Board of CDK Global Inc. (NASDAQ: CDK) in October 2014 and chairs the audit committee. The operational and business skills Mr. Sowinski developed through his past experience in information services, consulting and retail apparel make him an important voice as an independent director on our general partner's board of directors.

THE BOARD OF DIRECTORS OF OUR GENERAL PARTNER UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE "FOR" THE ELECTION OF BARBARA J. DUGANIER, JOSEPH A. LASALA, JR., LARRY C. PAYNE, AND MARTIN A. WHITE TO CLASS I OF OUR GENERAL PARTNER'S BOARD OF DIRECTORS.

 CORPORATE GOVERNANCE

Board Leadership and Governance

        Our general partner's board of directors, with the assistance of the nominating and corporate governance committee, evaluates its size, function, needs and composition on an annual basis, with the intent that the board of directors as a whole collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of Buckeye's business.

        We do not have a formal policy requiring the roles of Chief Executive Officer and Chairman of the Board to be held by separate persons. At different times in Buckeye's history, the roles of Chief Executive Officer and Chairman of the Board have been held by the same person. The full board and nominating and corporate governance committee believe that it is important to retain the flexibility to make this determination at any given point in time based on what they believe will provide the best leadership structure for Buckeye at that time.

        Clark C. Smith is Buckeye's Chairman of the Board and Chief Executive Officer. Additionally, Buckeye has a Lead Independent Director, Frank S. Sowinski, who was elected by the independent members of the board. The Lead Independent Director has the following responsibilities:

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  Preside at executive sessions of the board and board meetings where the Chairman is not present;

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  Serve as liaison between the independent directors and the Chairman and management as necessary;

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  Have the authority, along with the Chairman and CEO, to approve board meeting agendas and information sent to the board;

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  Have the authority to call meetings of the independent directors; and

  •
  If requested by major unitholders, ensure that he or she is available for consultation and communication as necessary after discussion with the Chairman and CEO.

        The board believes that its current leadership structure, with Mr. Smith serving as both Chief Executive Officer and Chairman of the Board, provides unified leadership and direction for Buckeye and gives clear focus for management to execute Buckeye's strategy and business plans while also recognizing the unique strengths and capabilities of our directors. A Lead Independent Director with the clearly defined responsibilities and duties set forth above further enhances the contributions of our independent directors, which have been and continue to be significant. The nominating and corporate governance committee will continue to evaluate Buckeye's leadership structure to ensure the board's structure is appropriate at all times and will recommend to the board changes to that structure when appropriate.

        The board has implemented a number of governance practices designed to ensure it can undertake its responsibilities effectively. Each year, the board has meetings dedicated solely to strategic planning and risk management, respectively. From time to time, the board also holds a meeting at a location of the Partnership's assets and conducts a site visit to better familiarize itself with the Partnership's business. All directors are invited to attend all meetings of the committees of the board and, to permit attendance, committee meetings are not scheduled concurrently. In addition, under the board's custom and practice, all directors are encouraged to communicate directly with management, and any director can, and many directors from time to time do, establish agenda items for board meetings. As part of the annual board self-evaluation process, each director completes a questionnaire regarding a number of items related to the board's functions as well as the director's qualifications. In addition, the Lead Independent Director and Chair of nominating and corporate governance committee conducts an interview with each director to discuss the feedback provided. Results of the process are then utilized by the Board to further improve the execution of its responsibilities.

        All of our non-management directors are independent. Our independent directors also meet in executive session outside of the presence of any management directors and any other members of our management who may otherwise be present after every regularly scheduled board meeting, which is at least seven times per year. Further, the nominating and corporate governance committee encourages the chairs of each of the committees of the board to engage directly with the President and Chief Executive Officer and other members of management.

        For more information about contacting our general partner's board of directors, please see the section below entitled "Communication with the Board of Directors."

Director Independence

        Pursuant to Section 303A.00 of the NYSE Listed Company Manual, unlike NYSE-listed corporations, limited partnerships like us are not required to have a majority of our directors be independent. However, except for Mr. Smith, all of our general partner's directors are "independent" as that term is defined in the applicable NYSE rules and Rule 10A-3 of the Exchange Act. In determining the independence of each director for purposes of the NYSE listing standards, the board of directors of our general partner has adopted certain categorical standards. Pursuant to such categorical standards, a director will not be deemed independent for purposes of the NYSE listing standards if:

  •
  the director is, or has been within the last three years, an employee of the Partnership, or an immediate family member is, or has been within the last three years, an executive officer of the Partnership;

  •
  the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Partnership, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  •
  (i) the director or an immediate family member is a current partner of a firm that is the Partnership's internal auditor or independent registered public accountants; (ii) the director is a current employee of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and who personally works on the Partnership's audit, assurance or tax compliance (but not tax planning) engagement; or (iv) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Partnership's audit within that time;

  •
  the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Partnership's present executive officers at the same time serves or served on that company's compensation committee;

  •
  the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Partnership for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million, or 2% of such other company's consolidated gross revenues; or

  •
  the director serves as an executive officer of a charitable organization and, during any of the past three fiscal years, the Partnership made charitable contributions to the charitable organization in any single fiscal year that exceeded $1.0 million or 2%, whichever is greater, of the charitable organization's consolidated gross revenues.

        For the purposes of these categorical standards, the term "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

Risk Oversight

        The board of directors of our general partner works with management to identify and assess the most significant risks to the Partnership and ensure that management implements appropriate mitigation strategies and, where appropriate, emergency response plans for such risks. In undertaking its risk management responsibilities, the board regularly discusses risk at its meetings, and KPMG LLP, in its capacity as internal auditor for the Partnership, assists the board in evaluating risk. In addition, the board holds an annual meeting dedicated solely to risk management. Although the board has ultimate responsibility for overseeing specific aspects of the risk management process, certain committees of the board also have responsibility for risk management. The board is advised by the committees of significant risks and management's responses via periodic updates.

        On behalf of the board, the audit committee plays a key role in the oversight of the Partnership's risk management function. The audit committee reviews with the Partnership's management the Partnership's areas of material exposure with respect to financial risk, tax regulation risk and certain aspects of business disruption, disaster recovery and cybersecurity risk as well as the Partnership's policies and processes with respect to financial risk assessment and risk management and oversees risks arising from related person transactions.

        The audit committee oversees our risk management policy related to our products marketing business. The risk policy establishes a risk committee composed of management of the Partnership and specifically limits the maximum financial obligations and exposure to which the Partnership can be committed with respect to the products marketing business. The policy also identifies certain transactions or activities of the product marketing business that require risk committee approval prior to being undertaken as well as transactions and activities that can only be approved by our audit committee. The risk committee prepares a quarterly report to the audit committee on activities and exposures covered by the policy and updates the audit committee more frequently on such matters as needed. Any amendment of the risk policy must be approved by the audit committee.

        The compensation committee oversees risk management as it relates to our compensation plans, policies and practices, including ensuring such plans, policies and practices guard against the risks of being unable to sufficiently attract and retain talent. The compensation committee meets with management to review whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks that could have a material adverse effect on the Partnership. The nominating and corporate governance committee oversees risks related to the Partnership's governance structure and processes as well as risks related to the management of human capital. The health, safety, security and environmental ("HSSE") committee oversees risks related to HSSE matters with respect to the Partnership's assets and operations, including environmental, safety, and security-related (both physical security and the implications of cybersecurity) risks, certain risks related to changes in regulation or the political climate and certain aspects of business disruption and disaster recovery risk.

Meetings of the Board of Directors and its Committees

        The board of directors of our general partner held eleven board meetings, eight audit committee meetings, seven compensation committee meetings, five nominating and corporate governance committee meetings and four HSSE committee meetings, which is a total of thirty-five meetings during 2016. During 2016, no directors attended fewer than 75% of (1) the total number of meetings of our general partner's board of directors held during the period for which she or he was a director and (2) the total number of meetings held by all committees of the board on which she or he served during the periods that she or he served. Our general partner's board of directors does not have a policy with respect to the board members' attendance at annual meetings. Two of our board members attended our 2016 annual unitholder meeting.

Board Committees

        Our general partner's board of directors has the following four standing committees: (1) audit committee; (2) compensation committee; (3) nominating and corporate governance committee; and (4) HSSE committee.

        The table below indicates the members of each committee of our general partner's board of directors:

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	HSSE Committee
Clark C. Smith
Pieter Bakker			X	X
Barbara M. Baumann	X	X
Barbara J. Duganier	Chair	X
Joseph A. LaSala, Jr.		X	X
Mark C. McKinley		X		X
Larry C. Payne	X			X
Oliver "Rick" G. Richard, III		Chair	X
Frank S. Sowinski	X		Chair
Martin A. White			X	Chair

        Each of the committees of the board of directors of our general partner has a written charter and a copy of each of those charters is available on our website. Please see the section of this proxy statement entitled "Where You Can Find More Information About Us—Helpful Resources" on page 62.

  Audit Committee.

        The members of the audit committee are independent directors (as that term is defined in the applicable NYSE rules and Rule 10A-3 of the Exchange Act) and non-employee directors of our general partner. The general partner's board of directors has determined that no audit committee member has a material relationship with the general partner or with Buckeye. The board of directors has also determined that each of the members of the audit committee qualifies as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K.

        The audit committee provides independent oversight with respect to our internal controls, accounting policies, financial reporting, internal audit function and independent registered public accountants. The audit committee reviews the quality, independence and objectivity of the independent registered public accountants and internal audit function. The audit committee has sole authority as to the retention, evaluation, compensation and oversight of the work of the independent registered public accountants. The independent registered public accountants report directly to the audit committee. The audit committee has sole authority to approve all audit and non-audit services provided by the independent registered public accountants. The audit committee annually reviews and approves our internal audit plan and also regularly meets with the internal auditors to review internal controls and Sarbanes-Oxley Act compliance. The audit committee reviews, approves and ratifies transactions with related persons required to be disclosed under SEC rules. The committee also provides independent oversight with respect to our information technology policies and programs as well as our compliance with certain legal and regulatory requirements, including domestic and foreign anti-corruption laws.

        The audit committee has established procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. These procedures are part of the Business Code of Conduct and are available on our website. Please see the section of this proxy statement entitled "Where You Can Find More Information About Us—Helpful Resources" on page 62.

  Compensation Committee, Compensation Committee Interlocks and Insider Participation.

        As a limited partnership that is listed on the NYSE, we are not required to have a compensation committee. However, the board of directors of Buckeye GP has determined that a compensation committee is appropriate in order to conform to best governance practices. The current members of the compensation committee, set forth in the table above under the heading "Board Committees", are independent (as that term is defined in the applicable NYSE rules and Rule 10C-1 of the Exchange Act) and are non-employee directors (as that term is defined in Rule 16b-3 of the Exchange Act).

        The compensation committee establishes and oversees the administration of all of our compensation philosophies and policies. The compensation committee establishes, reviews and approves compensation for our CEO and our other executive officers, including our named executive officers, and the CEO reviews with the compensation committee compensation for our other senior management members. Oversight of our compensation plans is the compensation committee's responsibility. The compensation committee also, in coordination with the nominating and corporate governance committee, assists the board of directors of Buckeye GP with CEO succession planning and conducts reviews of talent development and succession planning activities, emphasizing career development of management talent. The compensation committee has authority to select and oversee outside compensation advisors, including consultants, legal counsel and other advisors retained to review or make recommendations on our compensation programs. The compensation committee has the authority to enter into retention agreements with any such advisors establishing the fees payable to such advisors by the Partnership and any other retention terms.

        The chairs of the compensation and nominating and corporate governance committees meet with the CEO annually to discuss the CEO's performance as well as the board's expectations going forward. The compensation committee may seek guidance or input from the CEO when making determinations about the compensation of the other executive officers. The CEO also may provide recommendations to the compensation committee concerning the high-level allocation of incentive award pools among senior management other than executive officers. The CEO also may determine the salaries and amounts of individual incentive awards to senior management members other than executive officers.

        The compensation committee retained Aon Hewitt as its independent compensation consultant for evaluating and advising on the compensation of its officers and directors in 2016. The Compensation Committee has considered whether the work performed by Aon Hewitt for 2016 created any conflict and has determined it did not. In addition, the compensation committee has considered whether the work performed to date and to be performed by Aon Hewitt for the compensation committee in 2017 will create any conflict of interest and has determined that it will not. In making such determinations with respect to the services of Aon Hewitt, the compensation committee considered the factors set forth in Rule 10C-1(b)(4) of the Exchange Act regarding compensation advisor independence. See the discussion below under the heading "Compensation Discussion and Analysis—Administration of Executive Compensation Programs and Methodology" for more information about the compensation committee's use of compensation consultants, including the scope of the services for which and Aon Hewitt was engaged.

        In addition, Aon Risk Services, Inc., an affiliate of Aon Hewitt, was separately retained by the Partnership to provide additional services, primarily property, casualty and insurance consulting services, that were unrelated to executive and director compensation matters. The decision to retain Aon Risk Services, Inc. was made by management and was not subject to the approval of our general partner's board of directors. The aggregate fees paid for these additional services were $1,464,293 in 2016, which represent less than 1% of Aon Corporation's total revenue for the year ended December 31, 2016.

  Nominating and Corporate Governance Committee.

        As a limited partnership that is listed on the NYSE, we are not required to have a nominating and corporate governance committee. However, the board of directors of our general partner has determined that a nominating and corporate governance committee is appropriate in order to conform to best governance practices. The members of the nominating and corporate governance committee are independent, non-employee directors. The nominating and corporate governance committee identifies and evaluates qualified director candidates for the board and develops and recommends to the board corporate governance policies and procedures appropriate for the Partnership. The committee oversees the annual self-evaluation of the board of directors of our general partner and its committees, makes recommendations to the board concerning structure and membership matters with respect to the board and its committees, oversees the orientation and continuing education programs for the board, reviews directors' and officers' indemnification and insurance matters, reviews certain conflicts of interest between the general partner and the Partnership, and reviews potential conflicts of interest between Board members and Partnership, including monitoring the membership of directors on other public company boards. The committee also, in coordination with the compensation committee, ensures the Partnership has appropriate succession planning and talent development processes in place.

  Health, Safety, Security and Environmental Committee.

        The HSSE committee assists the board of directors of our general partner in fulfilling its oversight responsibilities with respect to the board's and our continuing commitment to minimizing the impact of our assets on the environment, ensuring the safety and security of our employees and the public and assuring that our businesses and facilities are operated and maintained in a safe and environmentally sound manner. The committee reviews and oversees the Partnership's HSSE policies, programs, issues and initiatives, and reports to the board on HSSE matters affecting the Partnership and the public. In addition, the members of the HSSE committee on occasion attend the Partnership's regularly scheduled emergency response drills to better understand, as well as emphasize the importance of, response preparedness. The HSSE committee has authority, in consultation with management, to retain outside counsel or other experts and advisors to aid in its review and oversight of HSSE matters. The members of the HSSE committee are all independent directors.

Other Corporate Governance Matters

        We have a Code of Ethics for Directors, Executive Officers and Senior Financial Employees that applies to, among others, the CEO, CFO and Principal Accounting Officer of Buckeye GP, as required by Section 406 of the Sarbanes Oxley Act of 2002, as well as a Business Code of Conduct that applies to all employees. Furthermore, we have Corporate Governance Guidelines and a charter for each of the committees of the board of directors of our general partner. Each of the foregoing is available on our website. Please see the section of this proxy statement entitled "Where You Can Find More Information About Us—Helpful Resources" on page 62. We provide copies, free of charge, of any of the foregoing upon receipt of a written request. We disclose amendments to, or director and executive officer waivers from, the Code of Ethics, if any, on our website, or by Form 8-K to the extent required.

        You also can find information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005 or at the NYSE's Internet site (www.nyse.com). The certifications of Buckeye GP's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act have been included as exhibits to Buckeye's Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Board Candidates

        The nominating and corporate governance committee will consider all unitholder recommendations for candidates for the board of directors of our general partner, which should be sent to the nominating and corporate governance committee, c/o Todd J. Russo, Senior Vice President, General Counsel and Secretary, Buckeye Partners, L.P., One Greenway Plaza, Suite 600, Houston, Texas 77046. The general qualifications and specific qualities and skills established by the committee for directors are included in Section I of our Corporate Governance Guidelines, which are available on our website. Please see the section of this proxy statement entitled "Where You Can Find More Information About Us—Helpful Resources" on page 62. We believe that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the unitholders. They also must have an inquisitive and objective perspective, practical wisdom and mature judgment. We endeavor to have the board of directors of our general partner represent a range of experience in areas that are relevant to the Partnership's business and operations. The nominating and corporate governance committee's evaluation of director nominees takes into account their ability to contribute to the diversity of background and experience represented on the board, and the nominating and corporate governance committee reviews its effectiveness in balancing these considerations when assessing the composition of the board.

        The nominating and corporate governance committee also considers candidates recommended by current directors, company officers, employees and others. The committee evaluates all nominees for directors in the same manner regardless of the source of the recommendation.

Communication with the Board of Directors

        A holder of our LP Units or other interested party who wishes to communicate with the non-management directors of Buckeye GP may do so by contacting Todd J. Russo, Senior Vice President, General Counsel and Secretary, Buckeye Partners, L.P., One Greenway Plaza, Suite 600, Houston, Texas 77046. Communications will be relayed to the intended recipient on the board of directors of Buckeye GP except in instances where it is deemed unnecessary or inappropriate to do so. Any communications withheld under those guidelines will nonetheless be recorded and available for any director who wishes to review them.

NYSE Corporate Governance Listing Standards

        The NYSE requires the CEO of each listed company to certify annually that he is not aware of any violation by the company of the NYSE corporate governance listing standards as of the date of the certification, qualifying the certification to the extent necessary. The CEO of Buckeye GP provided such certification to the NYSE in 2016 without qualification.

Report of the Audit Committee

        The audit committee of the board of directors of Buckeye GP, acting in its capacity as the general partner of the Partnership, oversees the Partnership's financial reporting process on behalf of the board of directors. A description of the audit committee's charter and responsibilities is included in this proxy statement on page 12 under the heading "Audit Committee" in the "Board Committees" section. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.

        In fulfilling its oversight responsibilities, the audit committee met with the Partnership's internal auditors and independent registered public accounting firm, Deloitte, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations and their evaluations of the Partnership's internal controls. The audit committee also reviewed with management the audited financial statements contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the results of management's assessment of the effectiveness of the Partnership's internal control over financial reporting. The review included a discussion of the quality, not just the acceptability, of the accounting policies and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Partnership's independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The audit committee is responsible for appointing the Partnership's independent registered public accounting firm. The audit committee appointed Deloitte as the Partnership's independent registered public accounting firm for 2017. A description of the audit committee's process in connection with the appointment of Deloitte is described in this proxy statement on page 60 under the heading "PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS."

        The audit committee reviewed with Deloitte their judgment as to the quality, not just the acceptability, of the Partnership's accounting policies and practices and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards as well as Deloitte's audit of internal control over financial reporting.

        The audit committee discussed with Deloitte the matters required by Public Company Accounting Oversight Board ("PCAOB") Auditing Standard 1301, "Communication with Audit Committees." The audit committee received the written disclosures and the letter from Deloitte required by the PCAOB regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Deloitte its independence from management and the Partnership.

        Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

Dated: April 19, 2017
Submitted by: Audit Committee Barbara J. Duganier, Chair Barbara M. Baumann Larry C. Payne Frank S. Sowinski

Audit and Non-Audit Fees

        The following table presents fees for professional services rendered by Deloitte, its member firms and respective affiliates as Buckeye's independent registered public accountants for the periods indicated:

	Year ended December 31,
	2016	2015
Audit Fees(1)	$3,383,050	$3,102,902
Audit-Related Fees(2)	412,355	298,650
Tax Fees(3)	1,310,259	184,564
All Other Fees	—	—

Total	$5,105,664	$3,586,116

(1)
Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with (i) the audit of our annual financial statements and internal controls over financial reporting, (ii) the review of our quarterly financial statements and (iii) audits of subsidiary financial statements. This information is presented as of the latest practicable date for this proxy statement.

(2)
Audit-related fees represent amounts billed in each of the years presented for assurance and related services that are reasonably related to the performance of the annual audit or quarterly reviews. This category primarily includes fees for audits of financial statements of certain employee benefits plans and those services normally provided in connection with regulatory filings or engagements including comfort letters and other services related to SEC matters.

(3)
Tax fees represent amounts billed in each of the years presented for professional services rendered in connection with tax advice and tax planning, including tax advisory services relating to due diligence work in connection with acquisition opportunities. The increase in tax fees for 2016 is primarily attributable to tax advisory services relating to the Partnership's acquisition of an indirect 50% equity interest in VTTI B.V.

        We have adopted a policy that all services provided by our independent registered public accountants, including audit services, audit-related services, tax services and other services, must be pre-approved by the audit committee. All services provided by Deloitte during the years ended December 31, 2016 and 2015 were pre-approved by the audit committee in compliance with the policy.

EXECUTIVE OFFICERS OF OUR GENERAL PARTNER

        Mark S. Esselman, 60, has been Senior Vice President of Global Human Resources of Buckeye GP since January 2012. He previously held the position of Vice President of Human Resources of Buckeye Pipe Line Services Company ("Services Company") from May 2011 through January 2012. Mr. Esselman was the Vice President of Human Resources for Fleetpride, Inc. from 2008 until joining Buckeye in May 2011.

        William J. Hollis, 54, was appointed Senior Vice President of Buckeye GP and President, Buckeye Services effective July 14, 2014. Prior to joining the Partnership in July 2014, Mr. Hollis served BP and its affiliates in a wide variety of management and executive roles from 1984 to June 2014, during which he has gained extensive experience in asset optimization, crude and refined products supply, logistics and trading. From August 2007 to January 2010, Mr. Hollis served as the Vice President of Marketing Supply for BP's U.S. operations, and was responsible for managing all of BP's refined products supply activities in the U.S. From January 2010 to June 2014, Mr. Hollis was the Vice President—Crude and Products Supply for the BP East of Rockies region, during which time he was responsible for all crude and refined products supply activities in that region.

        Robert A. Malecky, 53, was named Executive Vice President of Buckeye GP and President, Domestic Pipelines and Terminals in January 2017. Mr. Malecky was Senior Vice President of Buckeye GP and President, Domestic Pipelines and Terminals from January 2012 to January 2017. Prior to this, Mr. Malecky was Senior Vice President, Customer Services of Buckeye GP from August 2011 to January 2012. He previously held the position of Vice President, Customer Services of Buckeye GP from February 2010 through August 2011 and held the same position with Services Company since July 2009. From July 2000 to July 2009, Mr. Malecky served as Vice President, Marketing of Services Company. Mr. Malecky commenced his employment with Buckeye in 1988.

        Khalid A. Muslih, 45, was named Executive Vice President of Buckeye GP and President, Global Marine Terminals in January 2017. Mr. Muslih was Senior Vice President of Buckeye GP and President, Global Marine Terminals from February 2014 to January 2017. Prior to this, Mr. Muslih was Senior Vice President of Buckeye GP and President, International Pipelines and Terminals, from June 2013 to February 2014, Senior Vice President, Corporate Development and Strategic Planning of Buckeye GP from January 2012 to June 2013, and Senior Vice President, Corporate Development of Buckeye GP from August 2011 to January 2012. Mr. Muslih was Vice President, Corporate Development of Buckeye GP from February 2010 until August 2011 and held the Vice President, Corporate Development position with Services Company since June 2007. Mr. Muslih also was the President of Buckeye's Development & Logistics segment from May 2009 to January 2012. Mr. Muslih is a member of the board of directors of Buckeye Texas Partners LLC, which the Partnership jointly owns with Trafigura Trading LLC, and the supervisory board of VTTI B.V., which the Partnership jointly owns with Vitol. Mr. Muslih also serves on the board of directors of the general partner of VTTI Energy Partners LP (NYSE: VTTI).

        Todd J. Russo, 43, has been Senior Vice President, General Counsel and Secretary of Buckeye GP since July 2014. Prior to this, Mr. Russo was Vice President, General Counsel and Secretary of Buckeye GP from March 2013 to July 2014. From November 2010 to March 2013, Mr. Russo was Deputy General Counsel and Secretary of Buckeye GP. Mr. Russo served as Associate General Counsel of Services Company from April 2008 to November 2010. Mr. Russo is a member of supervisory board of VTTI B.V., which the Partnership jointly owns with Vitol.

        Joseph M. Sauger, 55, was appointed Senior Vice President, Global Marine Terminals Operations and Engineering in January 2017. Mr. Sauger was Senior Vice President, Engineering and Compliance Services of Buckeye GP from June 2014 to January 2017. He previously served as Senior Vice President, Engineering & Construction Services of Services Company from February 2013 to June 2014, Vice President, Engineering & Construction Services of Services Company from January 2012 to February 2013, and Vice President, Technical Services of Services Company from July 2009 to January 2012. Mr. Sauger joined the Partnership in June 2006.

        Keith E. St.Clair, 60, was named Executive Vice President and CFO of Buckeye GP in January 2012. He served as Senior Vice President and CFO of Buckeye GP from November 2008 to January 2012. Mr. St.Clair is a member of the supervisory board of VTTI B.V., which the Partnership jointly owns with Vitol. Mr. St.Clair also serves on the board of directors of the general partner of VTTI Energy Partners LP (NYSE: VTTI).

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Named Executive Officers

        As a master limited partnership, Buckeye does not have officers or directors of its own. Rather, Buckeye's business is overseen by the board of directors of our general partner, Buckeye GP, and the executive officers of Buckeye GP perform all of our management functions. Thus, the executive officers of Buckeye GP are our executive officers. In this Compensation Discussion and Analysis ("CD&A"), we address the compensation determinations and the rationale for those determinations relating to our CEO, CFO and our next three most highly compensated executive officers. We refer to these executive officers collectively as our "named executive officers." Our named executive officers for 2016 are set forth in the table below.

Name	Title
Clark C. Smith	Chairman, President and Chief Executive Officer
Keith E. St.Clair	Executive Vice President and Chief Financial Officer
Robert A. Malecky	Executive Vice President of Buckeye GP; President, Domestic Pipelines and Terminals
Khalid A. Muslih	Executive Vice President of Buckeye GP; President, Global Marine Terminals
William J. Hollis	Senior Vice President of Buckeye GP; President, Buckeye Services

        Services Company employs the majority of the employees who provide services to us and our operating subsidiaries, including our named executive officers. Pursuant to a services agreement, our operating subsidiaries reimburse Services Company for the cost of the employee services provided by Services Company.

Executive Summary

  2016 Business Performance Highlights

        During 2016, we reported income from continuing operations of $548.7 million, which was an increase of $110.3 million from $438.4 million in 2015. Our Adjusted EBITDA from continuing operations, the primary financial measure Buckeye's management uses to evaluate performance, was

$1,028 million in 2016, which was a record high, surpassing $1.0 billion for the first time, and an increase of $159.9 million, or 18.4%, from $868.1 million in 2015. Additionally, in 2016 we:

  •
  Benefited from our commercial and operating teams' efforts to drive higher throughput and storage revenues and control costs across our Domestic Pipelines and Terminals and Global Marine Terminals segments;

  •
  Signed a definitive agreement to acquire an indirect 50% equity interest in VTTI B.V., one of the largest independent global marine terminal businesses in the world, which owns and operates approximately 57 million barrels of petroleum products storage across 14 terminals located on five continents. The acquisition closed in January 2017;

  •
  Completed a number of capital investment projects during the period, including the first phase of our Michigan-Ohio pipeline and terminal expansion project, the refurbishment or construction of approximately five million barrels of additional storage capacity across our domestic and international terminals, the increase of our butane blending and vapor recovery capabilities, and a number of additional improvements and debottlenecks across our system;

  •
  Recognized a full year of cash flows from our joint venture interest in Buckeye Texas Partners LLC, as a result of assets commissioned during the fourth quarter of 2015 that are predominantly contracted to one customer under long-term take-or-pay arrangements; and

  •
  Saw record financial performance from our Merchant Services segment, which continues to benefit from effective inventory management and continues to drive increased utilization of our pipeline and terminal assets.

        Adjusted EBITDA from continuing operations is a measure not defined by generally accepted accounting principles. See Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for detailed information about our Adjusted EBITDA from continuing operations for the years ended December 31, 2016 and 2015, a description of how our management uses Adjusted EBITDA from continuing operations, and a reconciliation of income from continuing operations, the most comparable financial measure under GAAP, to Adjusted EBITDA from continuing operations.

  2016 Compensation Highlights

        This CD&A is designed to provide insight into the compensation philosophy, practices, plans and decisions that resulted in the compensation paid to our named executive officers in 2016. The compensation committee is committed to providing a strong pay-for-performance-based executive compensation program that includes an appropriate mix of short-term and long-term incentives to increase unitholder value. Based upon this philosophy, and taking into account our 2016 performance highlighted above, the compensation committee took the following actions with respect to the 2016 compensation for our named executive officers:

  •
  Awarded base salary increases to all of our named executive officers to continue to align the base salaries of our named executive officers with a reasonable range of the 50th percentile of comparable executives within our peer benchmarking analysis;

  •
  Paid cash incentive awards to our named executive officers based on financial and individual performance in 2016 in amounts equal to 146% - 182% of our named executive officer incentive award targets; and

  •
  Awarded performance and phantom unit grants to our named executive officers as part of the annual awards under the LTIP.

        In light of our continued growth, the compensation committee continued to evaluate our executive compensation program to ensure that it remains competitive with peer companies with whom we compete and continues to provide appropriate retention and incentive opportunities for our named executive officers.

Our Compensation Philosophy and Objectives

        Our named executive officers are critical to the execution of our short-term and long-term business strategies. Their institutional knowledge of our business and their contributions to our processes, operations and culture are crucial components of our success. The objective of our executive compensation program is to support our pay for performance philosophy by linking total compensation to company and individual performance on both a long-term and a short-term basis. Significant percentages of potential compensation are contingent upon the attainment of pre-established performance targets. Our performance targets are subject to adjustment by the compensation committee in order to take into account events that are not contemplated by our annual budget process or our long-term strategic planning process upon which the performance targets were based. This flexibility enables the compensation committee to recognize individual performance and to respond appropriately to market and business changes as they may occur. We believe that our compensation programs drive unitholder value by positioning us to attract, retain and to incentivize well qualified and capable executives. The objectives of our executive compensation program include the following:

  •
  pay for performance;

  •
  pay competitively relative to peer companies;

  •
  utilize a compensation structure that supports retention of our named executive officers;

  •
  provide the compensation committee with sufficient flexibility to recognize individual performance and respond appropriately to market and business changes as they occur; and

  •
  align the interests of named executive officers with those of our unitholders.

        In determining annual total compensation for our named executive officers, the compensation committee considers both financial and nonfinancial measures. The financial measures considered include Adjusted EBITDA, which is the primary way we measure our short-term performance, adjusted return on capital employed, distributable cash flow per LP Unit, and total shareholder return relative to the Alerian MLP Index. Nonfinancial measures considered by the compensation committee include maintaining our high standards for safety, reliability and environmentally responsible operations, the achievement of long-term strategic goals such as acquisitions and adequately addressing and adapting to unforeseen circumstances. The compensation committee does not assign a particular weight to any one factor. Finally, our compensation committee believes that it must maintain sufficient flexibility to exercise its judgment and discretion when evaluating the performance of Buckeye and our named executive officers relative to pre-determined financial and operational metrics in order to be able to properly address unanticipated events and situations.

        In consultation with its independent compensation consultant, Aon Hewitt, the compensation committee designed a compensation program to implement the principles above comprising the following:

  •
  annual base salary;

  •
  annual incentive cash compensation pursuant to our Annual Incentive Compensation Plan ("AIC Plan");

  •
  long-term equity incentive awards issued pursuant to the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (the "LTIP"), including phantom units and performance units; and

  •
  a unit deferral program, pursuant to which our named executive officers may elect to defer a portion of their AIC Plan or other bonus payments and receive two times the value of their deferral in phantom units under the LTIP that are subject to vesting requirements.

        We provide additional retirement benefits for our named executive officers comparable to those provided by other companies in our industry of similar size, maturity and market capitalization. See the discussion below following the Summary Compensation Table under the heading "Retirement and Other Benefits" for more information. Our compensation committee evaluates each element of compensation based on its contribution to the advancement of our philosophy. Decisions are made based on their overall effect on achieving the goals of the committee in establishing and overseeing the executive compensation program, not on how they affect the other compensation elements.

  2016 Compensation Components

        The following table outlines the major elements of the 2016 total compensation for our named executive officers:

Compensation Element	Purpose	Link to Objectives	Characteristics	Short/Long-Term
Base Salary	Attract and retain executives through market-competitive base pay	Based on named executive officer's duties and responsibilities, and market practices	Fixed cash component	Short-Term
Annual Cash Incentive Awards	Encourage achievement of Adjusted EBITDA and operational performance metrics that create near-term unitholder value	Based on achievement of predefined corporate performance objective	Performance-based cash component	Short-Term
Long-Term Incentive Awards

Align named executive officers' and unitholders' long-term interests

Ensure sufficient ownership of LP Units by our named executive officers while creating a retention incentive through multi-year vesting

		Based on an assessment of corporate and individual performance through phantom units (time-based) and performance units (performance-based); three year cliff vesting period with performance units tied to pre-established corporate performance goals	Performance-based (two-thirds) and time-based (one-third) equity component	Long-Term
Unit Deferral Program

Align named executive officers' and unitholders' long-term interests while creating a retention incentive through multi-year vesting

Create additional opportunity for the ownership of LP Units by our named executive officers

		Long-term incentive awards in the form of phantom and matching units based on pre-established 2 to 1 ratio of deferred annual cash awards	Time-based equity component	Long-Term
Other Benefits	Provide retirement and health and welfare benefits on the same basis as our general employee population	Competitive practice	Fixed component	Short-Term and Long-Term

  2016 Total Direct Compensation Mix

        Total direct compensation of our named executive officers is comprised of a fixed component (base salary) and a variable component (AIC plan and LTIP awards). While there is no specific formula for the mix of our direct total compensation, we emphasize variable compensation over fixed compensation. In 2016, variable compensation constituted 87% of the 2016 target total direct compensation for our CEO and an average of 76% of the 2016 target total direct compensation for our other named executive officers.

*
Includes target AIC Plan awards and the grant date value of LTIP awards (including performance units and phantom units).

  Compensation Practices

        We regularly monitor best practices and emerging trends in executive compensation to determine what enhancements or changes should be made to our executive compensation program. The following summary of specific features of our executive compensation program highlights our commitment to executive compensation practices that align the interests of our named executive officers and unitholders.

Things We Do	Things We Don't Do

☑ We have a pay-for-performance compensation structure

☑ We consider a relevant peer group in establishing compensation

☑ We use multiple financial metrics in our short and long-term incentive plans

☑ We have "double trigger" equity vesting

☑ We have robust unit ownership requirements

☑ We have an independent compensation consultant

☒ We don't provide 280G gross-up payments
☒ We don't provide excessive executive perquisites
☒ We don't have any individual employment agreements
☒ We don't have a minimum payout of annual or long-term incentive compensation

Administration of Executive Compensation Programs and Methodology

  Aon Hewitt

        The compensation committee engaged Aon Hewitt as its independent compensation consultant to evaluate our executive compensation program for 2016 based on our continued growth, changes in our hiring patterns and changes in the marketplace for talent. The compensation committee believes this evaluation is essential to continue to retain and provide meaningful incentive opportunities to our named executive officers.

        Although we strive to identify comparable data from companies that directly compete with Buckeye for both labor and capital, have a similar enterprise value, and who are in similarly sized and situated businesses, there are a limited number of such comparable companies in the marketplace, and some of the companies we would utilize for comparison have a general partner structure above the master limited partnership ("MLP"). In the case of such two-tiered MLPs, it is sometimes difficult to discern which entity is paying executives for certain services and it is difficult to ensure that compensation is apportioned in a meaningful way between services relating to the general partner and those relating to the MLP. In addition, the fact that many executives at MLPs receive a significant portion of their compensation from arrangements with their general partners can create anomalies embedded in the competitive data that make direct comparisons to other MLPs imprecise and ineffective.

        Because of this, and because we compete for talent across a variety of industries, we primarily benchmarked named executive officer compensation against General Industry surveys compiled by Aon Hewitt, with particular emphasis on Aon Hewitt's 2015 Total Compensation Measurement Survey (the "TCM Survey"). The TCM Survey is a private survey that looks at companies across all industries with market capitalization of approximately 20% to 25% below Buckeye ($7 billion) to approximately 20% to 25% above Buckeye ($11 billion) based on data effective as of April 1, 2015. Buckeye's market capitalization fell near the mid-point of the TCM Survey companies.

        To supplement the TCM Survey, the compensation committee also benchmarked named executive officer compensation against seven energy companies ("Special Peer Group") as an industry-specific check on the data provided from the TCM Survey. These industry-specific peers are listed below.

  Special Peer Group

Enterprise Products Partners L.P.	EQT Corporation	Genesis Energy LP
Magellan Midstream Partners, L.P.	Plains All American Pipeline, L.P.	Spectra Energy Corp.
The Williams Companies, Inc.

        Finally, the compensation committee benchmarked named executive officer compensation against eight energy companies that have historically been reviewed by the committee ("Historical Peer Group"). The Historical Peer Group (listed below) is less relevant than the Special Peer Group in terms of the market for executive talent at Buckeye, but for continuity, the Historical Peer Group analysis was provided as an additional reference point for the compensation committee.

  Historical Peer Group

Enbridge Energy Partners, L.P.	Magellan Midstream Partners, L.P.	NuStar Energy, L.P.
Plains All American Pipeline, L.P.	Sunoco Logistics Partners L.P.	Targa Resources Partners L.P.
Energy Transfer Partners, L.P.	Enterprise Products Partners L.P.

        The committee did not review projected ISS peers as in previous years. The reason for excluding the projected ISS peers was primarily due to changes to the ISS peer selection process in 2016, in which ISS now considers the peers of Buckeye to be those companies that choose Buckeye as their peer regardless of whether Buckeye considers those companies to be peers. The committee excluded certain companies because those companies had compensation programs distinguishable as result of general partner ownership, market capitalization, or the nature of energy assets held.

        The compensation committee used peer group compensation data as a guide rather than a rule when establishing the compensation levels for our named executive officers but relied heavily on the TCM Survey for its compensation decisions and while it reviewed the other peer group analysis, it did not directly factor into its compensation decisions. The compensation committee establishes salaries, annual bonus with deferral opportunities and long term incentives at what it believes to be the market median of compensation levels available to similarly situated executives in the marketplace. The market for talented executives is highly competitive and we believe that our success depends on our ability to attract and retain named executive officers who are properly incentivized to achieve our short and long-term objectives. We believe that our ability to hire and retain is at risk if our executive compensation practices are not viewed as competitive in the marketplace.

        This three-part benchmarking review included comparative analyses of market compensation levels for the following:

  •
  base salary;

  •
  annual incentive targets (as a percentage of base salary);

  •
  total cash compensation;

  •
  long-term incentives; and

  •
  total compensation.

        The compensation committee evaluated this information in an effort to determine whether the compensation for each of our named executive officers was competitive. Based on the Aon Hewitt benchmarking analysis utilizing the Special Peer Group and the TCM Survey, total direct compensation for the CEO fell within a competitive range of the market median. On average, our other named executive officers fell within a competitive range of the 50th to 75th percentile when compared to the Special Peer Group and the TCM Survey.

        The compensation committee has assessed the independence of Aon Hewitt during 2016 and believes that there is no conflict of interest. In reaching this conclusion, the compensation committee considered SEC Rule 10C-1(b)(4) and the corresponding NYSE independence factors regarding compensation advisor independence, and believes that Aon Hewitt is able to independently advise the compensation committee.

Process and Timing of Compensation Decisions

        The compensation committee reviews and approves all compensation for our executive officers, including our named executive officers. Each calendar year, our board of directors approves financial objectives for Buckeye for the current year. Generally, the compensation committee meets in the first quarter to determine the overall compensation package for each named executive officer for that year, including setting base salary, considering the grant of LTIP awards and establishing AIC Plan targets, in each case for the current year. The compensation committee factors Buckeye's financial goals as set by the board into its establishment of targets for incentive awards under the AIC Plan and performance unit awards under the LTIP.

        Usually at the same meeting at which it sets goals for the current year, the compensation committee reviews the degree to which Buckeye and the named executive officers achieved the performance goals and the degree to which each named executive officer's individual performance contributed to Buckeye's objectives, in each case for the prior year. The compensation committee also considers factors it deems appropriate for discretionary adjustments to compensation based on the events of the previous year and any unforeseen events that occurred after performance goals for the AIC Plan and performance units were set. Based on these evaluations, the compensation committee approves AIC Plan payouts for the prior calendar year and determines the degree to which performance goals were met at the end of a performance period for LTIP performance units.

        As part of this process, our CEO provides a review of our other executive officers' performance for the prior year and makes recommendations to the compensation committee to assist it in determining the various components of compensation. For executive officers who report to someone other than the CEO, such reviews and recommendations are done jointly by the CEO and the officer to whom they report. Although the compensation committee considers this information, the ultimate decisions regarding executive compensation are made by the compensation committee in accordance with its charter. Our CEO does not make recommendations regarding his own compensation to the compensation committee.

        The compensation committee may review executive compensation at such other times during the year as it deems appropriate, such as in connection with new appointments or promotions during the year, or in response to an advisory vote of our unitholders regarding our executive compensation. At our 2014 annual meeting, the last meeting at which we had a "Say-on-Pay" vote, 92% of the votes cast for that proposal regarding executive compensation were cast in favor of our executive compensation. The compensation committee considered the overwhelming support of our executive compensation program in the "Say-on-Pay" proposal and has taken care to ensure that changes made to our program since that time are consistent with our philosophy.

Base Salaries

        The base salaries for our named executive officers are reviewed annually by the compensation committee. The compensation committee generally seeks to position base salaries for our named executive officers within a reasonable range of the 50th percentile, taking other factors into consideration, including differences in experience, responsibilities, and the other elements of the named executive officers' compensation packages. Based on the analysis from Aon, the compensation committee slightly adjusted base salaries upward for all named executive officers so that they continue to fall generally within a reasonable range of the 50th percentile, or median, of comparable executives in the TCM Survey. Taking into account the increases, all of our named executive officers' 2016 base salaries were between 85% and 99% of the median of comparable executives in the TCM Survey. The 2016 base salaries of our named executive officers are set forth below:

Name	2016 Base Salary*	Percentage Increase
Clark C. Smith	$855,000	3%
Keith E. St.Clair	$567,000	3%
Robert A. Malecky	$454,000	3%
Khalid A. Muslih	$454,000	3%
William J. Hollis	$413,000	3%

*
The base salary increases for each named executive officer were effective as of April 3, 2016.

Annual Cash Incentive Compensation

        We maintain the AIC Plan, which is an annual incentive program pursuant to which our full-time employees are eligible for cash awards based on our overall financial performance relative to pre-established target award levels and satisfactory individual performance. All of our named executive officers are eligible to receive cash incentive awards under the AIC Plan.

        The objectives of the AIC Plan are:

  •
  to provide near-term incentives to achieve annual goals established for our employees that are considered important for organizational success; and

  •
  to reward performance with pay that varies in relation to the extent to which the pre-established performance goals are achieved.

        AIC Plan payouts for our named executive officers are contingent on the achievement by Buckeye during the year of a pre-established financial performance goal. In the first quarter of each year, the compensation committee meets to determine the financial performance goal for that year. At this meeting, the committee also determines the extent to which the financial performance goal for the previous year was achieved, and funds the AIC Plan pool based on the level of achievement of the financial performance goal. In determining the achievement of the performance goal, the compensation committee receives the input of the audit committee on the application of the methodology to calculate the extent of such achievement. The compensation committee then has the discretion to adjust (upward or downward) each named executive officer's payout based on the compensation committee's appraisal of such named executive officer's individual performance, considering factors such as teamwork, leadership, risk management, individual accomplishments and initiative in the context of the business functions and role of each named executive officer.

        The AIC Plan also provides discretion for the compensation committee to take into account extraordinary or unanticipated circumstances or events when determining whether a target performance goal has been achieved, including, but not limited to, a corporate transaction, such as an acquisition, merger, reorganization or other extraordinary or unusual event in the marketplace.

        In February 2016, the compensation committee established the 2016 AIC Plan target payouts for our named executive officers set forth below:

Name	Base Salary 2016	Incentive Award Target	Incentive Award Target as Percentage of Base Salary
Clark C. Smith	$855,000	$1,068,750	125%
Keith E. St.Clair	$567,000	$567,000	100%
Robert A. Malecky	$454,000	$454,000	100%
Khalid A. Muslih	$454,000	$454,000	100%
William J. Hollis	$413,000	$413,000	100%

        The compensation committee set the targets in the table above to achieve competitive total cash compensation levels within a competitive range of the median level as determined by the benchmarking analysis for the TCM Survey conducted by Aon Hewitt, with the exception of Mr. Smith, whose total cash compensation level is approximately 83% of the market median. The 2016 AIC Plan financial target performance goal for our named executive officers was established as the achievement by the Partnership on a consolidated basis of Adjusted EBITDA of $967.6 million.

        At its meeting on February 7, 2017, the compensation committee determined that the Partnership achieved Adjusted EBITDA of $1,028.0 million, or 106.2% of our target level financial performance goal. Pursuant to the terms of the AIC Plan, our named executive officers received annual incentive awards equal to 106.2% of their incentive award targets as follows:

Name	2016 AIC Plan Incentive Award
Clark C. Smith	$1,135,013
Keith E. St.Clair	$602,154
Robert A. Malecky	$482,148
Khalid A. Muslih	$482,148
William J. Hollis	$438,606

        In addition, given our strong performance in 2016, which included an over 18% increase in Adjusted EBITDA when compared to 2015 and the individual performance of our named executive officers discussed below, the compensation committee decided to pay stretch awards to our named executive officers under the AIC Plan that exceeded 106.2% of their incentive award target. These awards also reward our named executive officers for strong individual performance and factored in their individual contributions to our overall financial success, the financial success of their respective business unit, if applicable, and other key individual contributions that drove unitholder return.

        For Mr. Smith, the compensation committee considered his leadership over the last year, including our record Adjusted EBITDA results and our total shareholder return relative to the Alerian MLP Index, which was 79.5% for 2016. For Mr. St.Clair, the compensation committee focused on his efforts in guiding the Partnership in its capital management and continued growth of our global platform. For Messrs. Malecky and Muslih, who are the Presidents of our two largest business units, the compensation committee considered their delivery of above target results in their respective business units that drove the success of Buckeye in 2016. In addition, the compensation committee also took into account that both Malecky and Muslih were recognized leaders across Buckeye and the industry during 2016. For Mr. Hollis, the compensation committee focused on his leadership of our Merchant Services segment, which saw record financial performance in 2016. Further, input from Aon indicated that our Adjusted EBITDA performance relative to plan would typically result in a formulaic payout of around 160% of target in a typical plan found in the marketplace.

        As a result, the compensation committee awarded the following additional discretionary bonuses under the AIC Plan to our named executive officers, which brought their total cash incentive compensation as a percentage of incentive award targets to the percentages set forth below. The compensation committee believes these amounts are commensurate with achievement of stretch company performance given the AIC Plan does not include a stretch component.

Name	AIC Plan Discretionary Bonus	AIC Plan Incentive Award	Total AIC Plan Award Paid as Percentage of Incentive Target Award
Clark C. Smith	$478,800	$1,135,013	151%
Keith E. St.Clair	$222,846	$602,154	146%
Robert A. Malecky	$342,852	$482,148	182%
Khalid A. Muslih	$342,852	$482,148	182%
William J. Hollis	$186,394	$438,606	151%

Long-Term Incentive Awards

  LTIP

        We provide unit-based, long-term incentive compensation for certain employees, including our named executive officers, under our LTIP. The LTIP provides for equity awards in the form of phantom units and performance units, either of which may be accompanied by distribution equivalent rights ("DERs"). DERs provide the participant with a right to receive a cash payment per phantom unit or performance unit equal to distributions per LP Unit paid by us.

        When phantom units are accompanied by DERs, such DERs normally are paid at the time we pay such distribution on LP Units. DERs on performance units will not be paid until such performance units have vested. The compensation committee believes using DERs more closely aligns the interests of our named executive officers with our unitholders because the receipt of distributions is an important component of any investment in a master limited partnership.

        Our phantom units generally vest after three years of service from the date of grant and entitle a participant to receive an LP Unit upon vesting. Performance units generally vest over a three-year performance period and are paid out based on a performance multiplier ranging between 0% and 200%, determined based on the actual performance in the third year compared to pre-established performance goals. For all performance units outstanding under the LTIP, the performance goals were based on achieving a specified level of distributable cash flow per LP Unit, Adjusted EBITDA, adjusted return on capital employed, and 3-year relative total shareholder return, based on the Partnership's percentile ranking as compared with companies that are contained in the Alerian MLP Index at the time the goals are set. The compensation committee equally weights all four performance measures. The performance goals for outstanding performance unit grants as of December 31, 2016 are as set forth below:

Performance Goal and Payout Multiplier
Year of Grant	Performance Measure	Performance Period	Threshold	Stretch
2014	See Chart below*	1/1/2014 - 12/31/2016	See chart below*	See chart below*
2015	See Chart below*	1/1/2015 - 12/31/2017	See chart below*	See chart below*
2016	See Chart below*	1/1/2016 - 12/31/2018	See chart below*	See chart below*

2014 LTIP

Performance Measures	Weight	Performance Level	Performance Goals	Payout Multiplier

Distributable Cash Flow per		Threshold	$5.46	50%

LP Unit	1/4th	Target	$6.07	100%

		Stretch	$6.68	200%

Adjusted EBITDA		Threshold	$897,278,000	50%

	1/4th	Target	$996,976,000	100%

		Stretch	$1,096,674,000	200%

Adjusted Return on		Threshold	11%	50%

Capital Employed	1/4th	Target	12.3%	100%

		Stretch	13.5%	200%

3-Year Relative Total Shareholder Return (TSR)		Threshold	Achieve 25th percentile ranking within the Alerian MLP Index	50%

	1/4th	Target	Achieve 50th percentile ranking within the Alerian MLP Index	100%

		Stretch	Achieve 75th percentile ranking within the Alerian MLP Index	200%

2015 LTIP

Performance Measures	Weight	Performance Level	Performance Goals	Payout Multiplier

Distributable Cash Flow per		Threshold	$4.86	50%

LP Unit	1/4th	Target	$5.40	100%

		Stretch	$5.94	200%

Adjusted EBITDA		Threshold	$917,349,000	50%

	1/4th	Target	$1,019,277,000	100%

		Stretch	$1,121,204,000	200%

Adjusted Return on		Threshold	10.2%	50%

Capital Employed	1/4th	Target	11.3%	100%

		Stretch	12.4%	200%

3-Year Relative Total Shareholder Return (TSR)		Threshold	Achieve 25th percentile ranking within the Alerian MLP Index	50%

	1/4th	Target	Achieve 50th percentile ranking within the Alerian MLP Index	100%

		Stretch	Achieve 75th percentile ranking within the Alerian MLP Index	200%

2016 LTIP

Performance Measures	Weight	Performance Level	Performance Goals	Payout Multiplier

Distributable Cash Flow per		Threshold	$4.80	50%

LP Unit	1/4th	Target	$5.33	100%

		Stretch	$5.87	200%

Adjusted EBITDA		Threshold	$974,384,000	50%

	1/4th	Target	$1,082,649,000	100%

		Stretch	$1,190,914,000	200%

Adjusted Return on		Threshold	10.2%	50%

Capital Employed	1/4th	Target	11.4%	100%

		Stretch	12.5%	200%

3-Year Relative Total Shareholder Return (TSR)		Threshold	Achieve 25th percentile ranking within the Alerian MLP Index	50%

	1/4th	Target	Achieve 50th percentile ranking within the Alerian MLP Index	100%

		Stretch	Achieve 75th percentile ranking within the Alerian MLP Index	200%

        For all performance unit grants, the last year of the respective performance period is used to measure whether the performance goal is achieved. There is generally no payout for performance below the threshold performance goal level. The payout multiplier for performance equal or greater than threshold is determined on a linear scale between the performance levels.

        In making 2016 LTIP grants to our named executive officers, the compensation committee considered:

  •
  peer benchmarking data specific to each named executive officer provided by Aon Hewitt;

  •
  each named executive officer's contribution to our long-term growth; and

  •
  other considerations that the compensation committee deemed relevant with respect to a named executive officer, including the accomplishment of the individual's assigned objectives.

        LTIP awards were targeted within a reasonable range of the 50th percentile of comparable executives in the TCM Survey. Based on this peer group analysis, the compensation committee approved the following grants of performance units and phantom units to our named executive officers on February 10, 2016 (the fair market value of one LP Unit on February 10, 2016 was $51.89):

	Performance Units
				Phantom Units	2016 LTIP Target Award Value
Name	Threshold	Target	Maximum
Clark C. Smith	31,158	62,315	124,630	31,158	$4,850,272
Keith E. St.Clair	9,154	18,308	36,616	9,154	$1,425,000
Robert A. Malecky	5,782	11,563	23,126	5,782	$900,000
Khalid A. Muslih	6,424	12,848	25,696	6,424	$1,000,000
William J. Hollis	5,396	10,792	21,584	5,397	$840,000

        At its February 7, 2017 meeting, the compensation committee, as administrator of the LTIP, considered to what extent distributable cash flow per LP Unit, Adjusted EBITDA, adjusted return on capital employed and 3-year relative total shareholder return, for the 2014 performance units had been satisfied. In making its determination, the compensation committee used its discretionary authority to adjust distributable cash flow per LP Unit, Adjusted EBITDA and return on capital employed to factor out the impact of events that the committee did not anticipate when the grants were made in 2014. The compensation committee made an upward adjustment to factor out the impact of our inability to increase certain pipeline tariffs as a result of the proceedings before the Federal Energy Regulatory Commission ("FERC") that our subsidiary, Buckeye Pipe Line Company, L.P., was a party to in 2014. The compensation committee also adjusted distributable cash flow and return on capital employed to factor out the net interest expense associated with the VTTI B.V. acquisition, including the impact of the issuance of LP Units to fund a portion of the purchase price.

        In addition, in determining the achievement of the performance goals, the compensation committee received the input of the audit committee on the application of the methodology to calculate the extent of such achievement. The chart below sets forth the performance achieved with respect to each measure and the percentage of the target level awards vested.

2014 LTIP

Performance Measures	Weight	Performance Level	Performance Goals	Performance Achieved	Payout

Distributable Cash		Threshold	$5.46

Flow per LP Unit	1/4th	Target	$6.07	$5.60	67%

		Stretch	$6.68

Adjusted EBITDA		Threshold	$897,278,000

	1/4th	Target	$996,976,000	$1,035,400,000	139%

		Stretch	$1,096,674,000

Adjusted Return on		Threshold	11%

Capital Employed	1/4th	Target	12.3%	11.8%	80%

		Stretch	13.5%

3-Year Relative Total Shareholder Return (TSR)		Threshold	Achieve 25th percentile ranking within the Alerian MLP Index

	1/4th	Target	Achieve 50th percentile ranking within the Alerian MLP Index	79.5 percentile ranking within the Alerian MLP Index	200%

		Stretch	Achieve 75th percentile ranking within the Alerian MLP Index

Weighted Average					120%

        For a more detailed description of the LTIP, including the circumstances under which the vesting of phantom units and performance units may be accelerated, please see the narrative discussion below entitled "Long-Term Incentive Plan" following the 2016 Grants of Plan-Based Awards Table.

Non-Qualified Deferred Compensation

  Deferral Plan

        We maintain the Buckeye Partners, L.P. Unit Deferral and Incentive Plan (the "UDIP"). All of our named executive officers are eligible to participate in the UDIP. The UDIP provides eligible employees, including our named executive officers, the opportunity to defer up to 50% of any cash award they would otherwise receive under the AIC Plan or other discretionary bonus program. Participants who elect to defer a portion of their cash awards are credited with deferral units equal in value to the amount of the cash award the participant elected to defer. Under the UDIP, participants are also credited with one matching unit for each deferral unit they receive. Both deferral units and matching units are phantom units governed by the LTIP, and are subject to the service-based vesting restrictions for phantom units contained in the LTIP that vest in full after three years. Participants are also entitled to DERs on each unit they receive pursuant to the UDIP. Deferral units and matching units are settled in LP Units reserved under the LTIP. We maintain the UDIP for our named executive officers because it converts what would otherwise be short-term, cash compensation into a long-term retention tool for our named executive officers.

        In December 2016, all of our named executive officers elected to defer a portion of the cash awards to be received by them under the AIC Plan and pursuant to discretionary bonuses. The value of the cash incentive awards that were deferred under the UDIP are reported in our Summary Compensation Table below because they were earned by each named executive officer in 2016. The matching units that will be credited to our named executive officers in 2017 as a result of the deferral are not reported in the 2016 Grants of Plan-Based Awards Table below because SEC guidance requires us to report equity grants in the year in which they are granted. As a result, such matching units will appear in the 2017 Grant of Plan-Based Awards Table.

        A more detailed description of the UDIP is contained in the narrative discussion entitled "Unit Deferral and Incentive Plan" following the 2016 Grants of Plan-Based Awards Table.

  Benefit Equalization Plan

        All of our named executive officers received non-qualified deferred compensation in 2016 in the form of contributions by us to their Benefit Equalization Plan accounts. The Benefit Equalization Plan is a non-qualified deferred compensation plan. It provides that certain highly compensated employees that are selected by the Chief Executive Officer (on the recommendation of the Service Company's Pension Plan Committee), including our named executive officers, whose company contributions to qualified pension and savings plans have been limited due to IRS limits on compensation allowable for calculating benefits under qualified plans will receive an equivalent benefit under the Benefit Equalization Plan for company-contributed amounts they would have received if there were no IRS limits. A more detailed description of the Benefit Equalization Plan is contained in the narrative discussion below following the "2016 Nonqualified Deferred Compensation Table."

Executive Unit Ownership Guidelines

        We have adopted executive unit ownership guidelines that apply to all named executive officers. These guidelines are structured to align our executives' personal financial performance with our long-term performance. These unit ownership guidelines require our named executive officers to beneficially own, in the aggregate, LP Units and unvested phantom awards, as follows:

Position	Guideline
Chief Executive Officer	Three times base salary
Chief Financial Officer and Business Unit Presidents	Two times base salary
Senior Vice President-level executives (other than Business Unit Presidents)	One times base salary

        Further, our insider trading policy prohibits officers or directors from engaging in any hedge transactions with respect to our LP Units because such transactions could be used to limit the holder's economic risk of ownership. Our insider trading policy was also amended on February 5, 2015 to prohibit our executive officers and certain other restricted employees from pledging our securities prospectively, but pledges that were approved and made prior to February 5, 2015 are permitted to remain in place until terminated in the ordinary course.

Other Benefits

        Named executive officers are generally eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, short and long-term disability, and supplemental insurance and our Retirement and Savings Plan, in each case on the same basis as other employees, subject to applicable laws. We also provide vacation and other paid holidays to all employees, including our named executive officers. See the discussion below following the Summary Compensation Table under the heading "Retirement and Other Benefits" for more information.

Employment, Severance and Change in Control Arrangements

        None of our named executive officers have employment agreements and we do not provide for any "single trigger" change in control payments or acceleration of equity. In addition, none of our named executive officers are entitled to tax-related payments, such as excise tax gross-ups pursuant to Section 280G of the Internal Revenue Code. However, all of our named executive officers have severance arrangements that provide for severance payments upon termination of employment with or without a change in control. The compensation committee approved these severance arrangements because the compensation committee believes that these benefits are appropriate for the caliber of executives that we have and for the size of our company. In addition, the compensation committee desired to alleviate the financial hardships which may be experienced by the executives if their employment is terminated under specified circumstances and to reinforce and encourage the continued attention and dedication of those executives to their assigned duties, notwithstanding the potential impact a change in control transaction could have on their respective careers or positions. For more details regarding the terms of the severance and change in control arrangements, see "Payments upon Termination or Change in Control" below.

Compensation Committee Report

        In light of the foregoing, as required by Item 407(e)(5) of Regulation S-K, our compensation committee has reviewed and discussed the Compensation Discussion and Analysis with our management and, based on such review and discussion, has recommended to the board of directors of our general partner that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF BUCKEYE GP LLC Oliver G. Richard, III, Chair Barbara M. Baumann Barbara J. Duganier Joseph A. LaSala, Jr. Mark C. McKinley

Executive Compensation

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Unit Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Clark C. Smith	2016	848,269	478,800	5,250,324	1,135,013	1,408,710	9,121,115
Chairman, President and Chief	2015	852,692	510,625	5,190,047	1,089,375	908,603	8,551,342
Executive Officer	2014	769,230	—	5,334,476	600,000	677,686	7,381,392
Keith E. St.Clair	2016	562,423	222,846	1,800,030	602,154	527,476	3,714,929
Executive Vice President and	2015	546,154	172,500	1,950,096	577,500	380,663	3,626,913
Chief Financial Officer	2014	482,693	—	1,615,013	300,000	381,996	2,779,702
Robert A Malecky	2016	458,691	342,852	1,250,077	482,148	405,738	2,939,506
Executive Vice President;	2015	452,307	238,000	1,527,599	462,000	269,609	2,949,515
President, Domestic Pipelines	2014	419,327	—	1,353,830	255,000	207,826	2,235,983
and Terminals
Khalid A. Muslih	2016	450,230	342,852	1,387,542	482,148	407,596	3,070,368
Executive Vice President;	2015	444,134	313,000	1,527,599	462,000	252,005	2,998,738
President, Global Marine	2014	412,019	—	1,213,864	255,000	209,375	2,090,258
Terminals
William J. Hollis	2016	409,501	186,394	1,140,069	438,606	224,127	2,398,697
Senior Vice President; President,	2015	401,923	180,000	1,514,122	420,000	131,082	2,647,127
Buckeye Services

(1)
Amounts include (i) with respect to Mr. Smith, $15,385 in 2015 and $12,500 in 2014, and (ii) with respect to Mr. Malecky, $8,461 in 2016, $8,173 in 2015, and $7,308 in 2014, in each case, paid in exchange for forfeited vacation time pursuant to Buckeye's vacation policy. In previous years these amounts were included in the "All Other Compensation" column.

(2)
Represents discretionary bonuses paid on account of 2016 and 2015 performance. Pursuant to the UDIP, Messrs. Smith, St.Clair, Malecky, Muslih and Hollis deferred $239,399, $111,423, $171,425, $171,425, and $93,198, respectively, of their 2016 discretionary bonuses and $127,656, $86,250, $119,000, $156,500, and $90,000, respectively, of their 2015 discretionary bonuses. As a result of the deferrals, they received phantom units, including both deferral units and matching units, issued under the 2013 LTIP. The matching units received in connection with the 2016 discretionary bonus deferrals will appear in the "Grants of Plan-Based Awards Table" that will be included in our 2018 Annual Meeting Proxy Statement. The matching units received in connection with the 2015 discretionary bonus deferrals appear in the "Grants of Plan-Based Awards Table."

(3)
Amounts reflect the (i) the grant date fair value (computed in accordance with FASB ASC Topic 718) of phantom unit awards and performance unit awards under the 2013 LTIP in 2016, 2015, and 2014 and (ii) the grant date fair value (computed in accordance with FASB ASC Topic 718) of matching units issued in 2016, 2015, and 2014 under the 2013 LTIP as a result of a deferral, pursuant to the UDIP, of AIC Plan awards for 2015, 2014, and 2013 and of discretionary bonuses for 2015 and 2013. For a discussion of the valuations of the performance units and phantom units, please see the discussion in Note 20 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

  The table below details the unit awards set forth in the Summary Compensation Table above:

Name	Year	Performance Unit Award Value ($)	Phantom Unit Award Value ($)	Matching Unit Award Value ($)	Total ($)
Clark C. Smith	2016	3,233,525	1,616,789	400,010	5,250,324
	2015	3,259,986	1,630,030	300,031	5,190,047
	2014	3,150,017	1,575,044	609,415	5,334,476
Keith E. St.Clair	2016	950,002	475,001	375,027	1,800,030
	2015	1,200,029	600,014	150,053	1,950,096
	2014	856,621	428,381	330,011	1,615,013
Robert A. Malecky	2016	600,004	300,028	350,045	1,250,077
	2015	933,323	466,735	127,541	1,527,599
	2014	759,988	380,029	213,813	1,353,830
Khalid A. Muslih	2016	666,683	333,341	387,518	1,387,542
	2015	933,323	466,735	127,541	1,527,599
	2014	666,677	333,374	213,813	1,213,864
William J. Hollis	2016	559,997	280,050	300,022	1,140,069
	2015	933,323	466,735	114,064	1,514,122

  The vesting of the performance units is subject to the attainment of a pre-established performance goals based on adjusted distributable cash flow per LP Unit, Adjusted EBITDA, adjusted return on capital employed and total shareholder return relative to the Alerian MLP Index during the third year of a three-fiscal-year period. The grant date fair value of the performance awards reflected in the Summary Compensation Table is based on a target payout of such awards, using the average of the high and low trading prices for our LP Units on the date of grant ($51.89 for 2016 grants, $73.03 for 2015 grants, and $70.69 for 2014 grants). If there is a maximum payout under the 2016 performance unit awards, the values of Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis' performance unit awards would be $6,467,050, $1,900,004, $1,200,008, $1,333,366, and $1,119,994, respectively. If there is a maximum payout under the 2015 performance unit awards, the values of Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis' performance unit awards would be $6,519,972, $2,400,058, $1,866,647, $1,866,647, and $1,866,647, respectively. The 2014 performance unit awards were paid out at 120% of the target award (between the target and maximum award levels).

(4)
Represents annual incentive awards paid under the AIC Plan. Pursuant to the UDIP, Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis deferred $567,508, $301,078, $241,075, $241,075, and $219,303, respectively, of their 2016 AIC Plan award, $272,344, $288,750, $231,000, $231,000, and $210,000, respectively, of their 2015 AIC Plan award, and $300,000, $150,000, $127,500, $127,500, and $114,000, respectively, of their 2014 AIC Plan award. As a result of the deferrals, they received phantom units, including both deferral units and matching units, issued under the 2013 LTIP. The matching units received in connection with the 2016 AIC Plan award deferrals will appear in the "Grants of Plan-Based Awards Table" that will be included in our 2018 Annual Meeting Proxy Statement. The matching units received in connection with the 2015 AIC Plan award deferrals appear in the "Grants of Plan-Based Awards Table" of this proxy statement. The matching units received in connection with the 2014 AIC Plan award deferrals appeared in the "Grant of Plan-Based Awards Table" that was included in our 2016 Annual Meeting Proxy Statement.

(5)
For each named executive officer, the amounts in the column labeled "All Other Compensation" consist of:

Named Executive Officer	Fiscal Year	Savings Plan Contributions ($)(a)	Distribution Equivalents ($)(b)	Benefit Equalization Plan ($)(c)	Relocation ($)	Total All Other Compensation
Clark C. Smith	2016	26,500	1,203,931	178,279	—	1,408,710
	2015	26,500	796,468	85,635	—	908,603
	2014	26,000	541,075	110,611	—	677,686
Keith E. St.Clair	2016	26,500	433,766	67,210	—	527,476
	2015	26,500	312,105	42,058	—	380,663
	2014	26,000	300,727	55,269	—	381,996
Robert A. Malecky	2016	29,150	317,742	58,846	—	405,738
	2015	29,150	207,660	32,799	—	269,609
	2014	28,600	138,992	40,234	—	207,826
Khalid A. Muslih	2016	26,500	323,850	57,246	—	407,596
	2015	26,500	195,687	29,818	—	252,005
	2014	26,000	146,798	36,577	—	209,375
William J. Hollis	2016	26,500	129,064	44,425	24,138	224,127
	2015	26,500	51,208	24,323	29,051	131,082

(a)
Amounts represent a 5% company contribution to the Service Company Retirement and Savings Plan (the "RASP") for each of the named executive officers on wages of up to $265,000 for 2016, $265,000 for 2015, and $260,000 for 2014 and a dollar-for-dollar matching contribution on their contributions to the RASP up to 5% of their pay (6% in the case of Mr. Malecky).

(b)
Amounts represent the distribution equivalents paid during 2016, 2015, and 2014 on unvested phantom unit awards granted under the 2013 LTIP and held by the named executive officer. Pursuant to the 2013 LTIP, distribution equivalents for any period are determined by multiplying the number of outstanding unvested phantom units by the per LP Unit cash distribution paid by us on our LP Units for such period. Amounts also include $653,741, $196,125, $130,759, and $130,759 for Messrs. Smith, St.Clair, Malecky, and Muslih, respectively, in payment of distribution equivalents upon the vesting of performance unit awards in 2016, $335,526, $125,824, $67,110, and $58,726 for Messrs. Smith, St.Clair, Malecky, and Muslih, respectively, in payment of distribution equivalents upon the vesting of performance unit awards in 2015, and $173,836, $159,352, $38,651, and $38,651 for Messrs. Smith, St.Clair, Malecky, and Muslih, respectively, in payment of distribution equivalents upon the vesting of performance unit awards in 2014. Pursuant to the performance unit awards, distribution equivalents were calculated by multiplying (i) the number of our LP Units issued upon vesting of such awards by (ii) 100% of our aggregate per LP Unit regular quarterly distribution during the three-year vesting period.

(c)
Amounts represent contributions to the named executive officer's account under the Benefit Equalization Plan. A description of the plan and the amounts of contributions credited to each named executive officer's account in 2016 are set forth in the "2016 Nonqualified Deferred Compensation Table" and the accompanying narrative discussion below.

 2016 Grants of Plan-Based Awards Table

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(9)			All Other Stock Awards: Number of Shares of Stock or Units (#)
								Grant Date Fair Value of Stock Awards ($)
			Threshold (#)	Target (#)	Maximum (#)
Name	Grant Date	Target ($)
Clark C. Smith		1,068,750
	February 10, 2016		31,158	62,315	124,630			3,233,525	(3)
	February 10, 2016					31,158	(4)	1,616,789	(5)
	February 19, 2016					6,853	(6)	400,010	(7)
	February 19, 2016					2,187	(8)	127,656	(7)
Keith E. St.Clair		567,000
	February 10, 2016		9,154	18,308	36,616			950,002	(3)
	February 10, 2016					9,154	(4)	475,001	(5)
	February 19, 2016					6,425	(6)	375,027	(7)
	February 19, 2016					1,478	(8)	86,250	(7)
Robert A. Malecky		454,000
	February 10, 2016		5,782	11,563	23,126			600,004	(3)
	February 10, 2016					5,782	(4)	300,028	(5)
	February 19, 2016					5,997	(6)	350,045	(7)
	February 19, 2016					2,039	(8)	119,000	(7)
Khalid A. Muslih		454,000
	February 10, 2016		6,424	12,848	25,696			666,683	(3)
	February 10, 2016					6,424	(4)	333,341	(5)
	February 19, 2016					6,639	(6)	387,518	(7)
	February 19, 2016					2,681	(8)	156,500	(7)
William J. Hollis		413,000
	February 10, 2016		5,396	10,792	21,584			559,997	(3)
	February 10, 2016					5,397	(4)	280,050	(5)
	February 19, 2016					5,140	(6)	300,022	(7)
	February 19, 2016					1,542	(8)	90,000	(7)

(1)
Represents annual incentive awards granted pursuant to the AIC Plan, with payment contingent on Buckeye's achievement of a pre-established financial performance goal and each named executive officer's individual performance. There are no threshold or maximum amounts for these awards. Pursuant to the UDIP, Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis deferred $567,508, $301,078, $241,075, $241,075, and $219,303, respectively, of the amounts that were paid with respect to 2016 performance pursuant to these AIC Plan awards and received phantom deferral units under the 2013 LTIP in February 2017. These units will not be separately listed in the 2017 Grant of Plan Based Awards Table because their value is already reflected in this column.

(2)
Represents grants of performance units under the 2013 LTIP. See "Long-Term Incentive Plan" below. The vesting of the performance units are subject to the attainment of pre-established performance goals based on adjusted distributable cash flow per LP Unit, Adjusted EBITDA, adjusted return on capital employed and total shareholder return relative to the Alerian MLP Index during the third year of a three fiscal year period, which for 2016 awards, means the three year period ending December 31, 2018. The grant date fair value of the performance unit awards reflected in the table is based on a target payout of such awards. Under the terms of the 2013 LTIP as of the date of this proxy statement, the number of LP Units that may be granted to any one individual in a calendar year may not exceed 100,000; however, if Proposal 2 is approved by the unitholders at the 2017 Annual Meeting, this limitation will be removed.

(3)
The grant date fair value of these awards is based on a target payout of such awards (computed in accordance with FASB ASC Topic 718), using the average of the high and low trading prices for our LP Units on the date of grant ($51.89). If there is maximum payout under the 2016 performance unit awards, the values of Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis' 2016 performance unit awards would be $6,467,051, $1,900,004, $1,200,008, $1,333,365, and $1,119,994, respectively.

(4)
Represents grants of phantom units with DERs under the 2013 LTIP. See "Long-Term Incentive Plan" below.

(5)
The grant date fair value of these awards is computed in accordance with FASB ASC Topic 718 using the average of the high and low trading prices for our LP Units on the date of grant ($51.89).

(6)
Represents the grant of matching phantom units issued under the 2013 LTIP as a result of the deferral of 2015 AIC Plan awards and discretionary bonus awards pursuant to the UDIP. The matching units were issued as a result of deferrals by Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis of $272,344, $288,750, $231,000, $231,000, and $210,000, respectively, of their 2015 AIC Plan awards and $127,656, $86,250, $119,000, $156,500, and $90,000, respectively, of the discretionary bonuses they received as a result of 2015 performance.

(7)
The grant date fair value of these awards is computed in accordance with FASB ASC Topic 718 using the average of the high and low trading prices for our LP Units on the date of grant ($58.37).

(8)
Represents the grant of deferral phantom units issued under the 2013 LTIP as a result of the deferral of 2015 discretionary bonus awards pursuant to the UDIP. The deferral units were issued as a result of deferrals by Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis of $127,656, $86,250, $119,000, $156,500, and $90,000, respectively, of the discretionary bonuses they received as a result of 2015 performance.

(9)
Pursuant to the terms of the 2013 LTIP, to the extent, due to the vesting of the performance units, the aggregate number of units granted to an individual in a calendar year exceeds 100,000, the dollar value of the performance units over 100,000 units will be paid in cash.

Long-Term Incentive Plan

        On March 28, 2013, the board of directors of Buckeye GP adopted the 2013 LTIP, which was approved by unitholders on June 4, 2013. The 2013 LTIP is the successor long-term incentive plan to the 2009 Long-Term Incentive Plan, which was merged into the 2013 LTIP. The 2013 LTIP, which is administered by the compensation committee, provides for the grant of options, phantom units, performance units and in certain cases, DERs which provide the participant a right to receive payments based on distributions we make on our LP Units. Options give the holder the right to purchase LP Units at a fixed exercise price and are subject to service-based restrictions or other conditions established by the compensation committee in its discretion. We do not currently grant options under the 2013 LTIP. Phantom units are notional LP Units whose vesting is subject to service-based restrictions or other conditions, and performance units are notional LP Units whose vesting is subject to the attainment of one or more performance goals. DERs are rights to receive a cash payment per phantom unit or performance unit, as applicable, equal to the per unit cash distribution we pay on our LP Units. DERs are paid on phantom units at the time we pay such distribution on LP Units. DERs on performance units are not paid until such performance units have vested.

        A participant's phantom units and performance units are subject to "double- trigger" vesting as a result of a change of a control. In the event we experience a change of control while a participant is employed by, or providing services to us, Buckeye GP, or any affiliate, a participant's phantom units (and any unpaid DERs) and performance units (and any associated DERs) will only vest if either (i) the participant is terminated without cause or (ii) the participant resigns for good reason, in the case of both clauses (i) and (ii) such termination or resignation occurs during the eighteen-calendar-month period following a change of control. If such vesting occurs, a participant's phantom units (and any unpaid DERs) will be paid within the 30-day period following the termination of employment and a participant's performance units (and any associated DERs) will be paid based on a payout performance multiplier of 100% within the 30-day period following the termination of employment.

        "Change of Control" generally means:

  •
  the sale or disposal by the Partnership of all or substantially all of its assets;

  •
  the merger or consolidation of the Partnership with or into another partnership, corporation or other entity, other than a merger or consolidation in which the unitholders immediately prior to such transaction retain at least a 50% equity interest in the surviving entity;

  •
  Buckeye GP ceases to be the sole general partner of the Partnership;

  •
  the Partnership ceases to own and control, directly or indirectly, 100% of the outstanding equity interests of Buckeye GP; or

  •
  if any person or "group" (within the meaning of the Exchange Act) collectively shall beneficially own and control, directly or indirectly, a number of LP Units that would entitle such person or group to vote LP Units representing, in the aggregate, more than 50% of the total number of outstanding LP Units outstanding.

        "Cause" generally means a finding by the compensation committee that the participant:

  •
  has materially breached his or her employment, severance or service contract with us;

  •
  has engaged in disloyalty to us, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty;

  •
  has disclosed trade secrets or our confidential information to persons not entitled to receive such information; or

  •
  has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between us and the participant.

        "Good Reason" generally means the occurrence, without the participant's express written consent, of any of the following events during the eighteen-calendar-month period following a change of control, or the change of control period:

  •
  a substantial adverse change in the participant's duties or responsibilities from those in effect on the date immediately preceding the first day of the change of control period;

  •
  a material reduction in the participant's annual rate of base salary or annual bonus opportunity as in effect immediately prior to commencement of a change of control period; or

  •
  requiring the participant to be based at a location more than 100 miles from the participant's primary work location as it existed on the date immediately preceding the first day of the change of control period, except for required travel substantially consistent with the participant's present business obligations.

        The number of LP Units that may be granted under the 2013 LTIP may not exceed 3,000,000, subject to certain adjustments however, if Proposal 2 is approved by the unitholders at the 2017 Annual Meeting, this limitation will be increased by 1,000,000 LP Units. The number of LP Units that may be granted to any one individual in a calendar year may not exceed 100,000; however, if Proposal 2 is approved by the unitholders at the 2017 Annual Meeting, this limitation will be removed from the 2013 LTIP. If awards are forfeited, terminated or otherwise not paid in full, the LP Units underlying such awards will again be available for purposes of the 2013 LTIP. If LP Units otherwise issuable under the 2013 LTIP are surrendered in payment of the exercise price of an option, then the number of LP Units available for issuance under the 2013 LTIP is reduced only by the net number of LP Units actually issued upon such exercise and not by the gross number of LP Units as to which the option is exercised. If LP Units otherwise issuable under the 2013 LTIP are withheld in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any options, phantom units or performance units or the issuance of LP Units subject to options, phantom units or performance units, then the number of LP Units available for issuance under the 2013 LTIP will be reduced by the net number of LP Units issued, vested or exercised (after payment of applicable withholding taxes). Upon the exercise of an option through a net exercise procedure, then both for purposes of calculating the number of LP Units remaining available for issuance under the 2013 LTIP and the number of LP Units remaining available for exercise under such option, the number of such LP Units will be reduced by the net number of LP Units for which the option is exercised. To the extent that any options, phantom units or performance units are paid in cash and not in LP Units, there will be no effect on the count of LP Units. LP Units may be previously issued and outstanding LP Units, newly issued LP Units, or a combination of each. Persons eligible to receive grants under the 2013 LTIP are (i) officers and employees of us, Buckeye GP and any of our affiliates, (ii) non-employee members of the board of directors of Buckeye GP and (iii) consultants or advisors who provide bona fide services to us, Buckeye GP or any of our affiliates.

        The fair values of both the performance unit and phantom unit grants are based on the average of the high and low market prices of our LP Units on the date of grant computed in accordance with FASB ASC Topic 718. Compensation expense equal to the fair value of those performance unit and phantom unit awards that actually vest is estimated and recorded over the period the grants are earned, which is the vesting period. Compensation expense estimates are updated periodically. The vesting of performance unit awards is also contingent upon the attainment of predetermined performance goals, which, depending on the level of attainment, could increase or decrease the value of the awards at settlement. Quarterly distributions paid on DERs associated with phantom units are recorded as a reduction of our Limited Partners' Capital on our consolidated balance sheets.

        As noted above in the "Compensation Discussion and Analysis," the board of directors of Buckeye GP has approved an amendment to the 2013 Long-Term Incentive Plan for which we are seeking unitholder approval pursuant to Proposal 2 of this proxy statement. If approved by unitholders, the 2013 LTIP will be amended and restated effective as of June 6, 2017 to (a) authorize 1,000,000 additional LP Units for issuance under the 2013 LTIP, (b) remove the limitation on the number of LP Units that may be issued to any one individual in a calendar year, (c) add a limitation on the number of LP units that can be granted annually to our independent directors, (d) disallow option re-pricing, (e) extend the term of the 2013 LTIP through June 6, 2027, and (f) make other administrative and conforming changes.

Unit Deferral and Incentive Plan

        The UDIP provides eligible employees the opportunity to defer up to 50% of any cash award they would otherwise receive under the AIC Plan or other discretionary bonus program. Participants who elect to defer a portion of their AIC award or discretionary bonus are credited with deferral units equal in value to the amount of their cash award deferral. Participants are also credited with a matching unit for each deferral unit they are granted. Both deferral units and matching units are phantom units based on LP Units and subject to service-based vesting restrictions. Participants are entitled to DERs on each unit they receive pursuant to the UDIP, which provide named executive officers with the right to receive payments based on distributions we make on LP Units. Deferral units and matching units are settled in LP Units reserved under the 2013 LTIP.

        Employees with a base salary equal to or in excess of $250,000 and Salary Grade 24—Vice President Level or higher (or such other amount or Salary Grade level set from time to time by the administrator), including all of our named executive officers, are "Eligible Employees" under the UDIP. The compensation committee has the discretion under the UDIP to designate any person as an Eligible Employee that does not meet the above requirements.

        Deferral elections under the UDIP must be made no later than December 31st of the plan year prior to the date the applicable bonus would otherwise be paid. Once a deferral election is made for a plan year, it becomes irrevocable and cannot be cancelled or changed for that plan year. Deferral units and matching units become 100% vested on the third December 15th after the deferral units and matching units are credited to a participant's unit account, provided that the participant is continuously employed by, or continuously provides services to us through that date. For example, deferral units and matching units that are credited to a participant's unit account in 2017 will vest on December 15, 2019. If a participant's employment is terminated by us without cause, unvested deferral units will immediately vest in full and unvested matching units will vest on a prorated basis, based on the portion of the vesting period during which the participant was employed by us. For purposes of determining the number of matching units that become vested on a prorated basis, the vesting period commences on January 1st of the plan year in which we would otherwise have paid the annual cash award to the participant but for the participant's deferral election and ends December 15th of the third year.

        A participant's unvested deferral units and matching units are subject to "double-trigger" vesting as a result of a change of a control. In the event a change of control occurs while the participant is employed by, or providing services to us, Buckeye GP or any affiliate, the participant's unvested deferral units and matching units will only vest in full if, during the eighteen-calendar-month period following a change of control, (i) the participant is terminated without cause, or (ii) the participant resigns for good reason. For purposes of the UDIP, change of control, cause and good reason have the same meanings as set forth in the 2013 LTIP description above. The number of deferral units and matching units that may be granted under the UDIP is limited by the number of LP Units that may be granted under the 2013 LTIP, as it may be amended from time to time, subject to certain adjustments.

Retirement and Other Benefits

        Services Company sponsors a RASP through which it provides retirement benefits for substantially all of its regular full-time employees (including our named executive officers), except those covered by certain labor contracts. The RASP consists of two components. Under the first component, Services Company contributes 5% of each eligible employee's covered salary to an employee's separate account maintained in the RASP Plan. Under the second component, Services Company makes a matching contribution into the employee's separate account for 100% of an employee's contribution to the RASP up to 5% (or up to 6% if an employee has completed 20 or more years of service) of an employee's eligible covered salary. Each of our named executive officers receives a contribution equal to 5% of his salary (subject to certain IRS limits) annually, and these amounts vest ratably over a five year period, and we make matching contributions to the RASP on their behalf as well. Prior to March 27, 2011, for Services Company employees who participate in the ESOP, Services Company did not make a matching contribution.

        The majority of our regular full-time employees hired before September 16, 2004 (including Mr. Malecky) participate in Services Company's ESOP, which is a qualified plan. As of the record date,

Services Company owned approximately 590,469 of our LP Units. The ESOP owns all of the outstanding common stock of Services Company, or approximately 590,469 shares. Accordingly, one share of Services Company common stock is generally considered to have a value equal to one of our LP Units. Under the ESOP, Services Company common stock was allocated to employee accounts quarterly. Individual employees were allocated shares based on the ratio of their eligible compensation to the aggregate eligible compensation of all ESOP participants. The ESOP was frozen with respect to benefits effective March 27, 2011 (the "Freeze Date"). As of March 28, 2011, in connection with the repayment of the ESOP's 3.60% Senior Secured Notes due March 28, 2011 (the "ESOP Notes"), all shares had been allocated. Eligible compensation generally included base salary, overtime payments and certain bonuses. Upon termination of the employee's employment, the value of shares accumulated by an employee in the ESOP is payable to the employee or transferable to other qualified plans in accordance with the terms of the ESOP plan.

        Services Company also sponsors a Benefit Equalization Plan, which is described in detail in the narrative discussion following the "2016 Nonqualified Deferred Compensation Table" below.

 2016 Outstanding Equity Awards at Fiscal Year-End Table

	Unit Awards
Name	Number of Units That Have Not Vested (#)		Grant Date	Vesting Date	Market Value of Units That Have Not Vested ($)(1)	Equity incentive plan awards: Number of unearned units that have not vested (#)		Grant Date	Vesting Date	Equity incentive plan awards: Market or payout value of unearned units that have not vested ($)
Clark C. Smith	22,281	(2)	2/5/14	2/5/17	1,474,111	89,122	(3)	2/5/14	(3)	5,896,312
	22,320	(2)	2/4/15	2/4/18	1,476,691	89,278	(3)	2/4/15	(3)	5,906,632
	7,970	(4)	2/13/15	12/15/17	527,296	124,630	(3)	2/10/16	(3)	8,245,521
	31,158	(2)	2/10/16	2/10/19	2,061,413
	13,706	(5)	2/19/16	12/15/18	906,788
Keith E. St.Clair	6,060	(2)	2/5/14	2/5/17	400,930	24,236	(3)	2/5/14	(3)	1,603,454
	8,216	(2)	2/4/15	2/4/18	543,571	32,864	(3)	2/4/15	(3)	2,174,282
	3,986	(4)	2/13/15	12/15/17	263,714	36,616		2/10/16	(3)	2,422,515
	9,154	(2)	2/10/16	2/10/19	605,629
	12,850	(5)	2/19/16	12/15/18	850,156
Robert A. Malecky	5,376	(2)	2/5/14	2/5/17	355,676	21,502	(3)	2/5/14	(3)	1,422,572
	6,391	(2)	2/4/15	2/4/18	422,829	25,560	(3)	2/4/15	(3)	1,691,050
	3,388	(4)	12/13/15	12/15/17	224,150	23,126		2/10/16	(3)	1,530,016
	5,782	(2)	2/10/16	2/10/19	382,537
	11,994	(5)	2/19/16	12/15/18	793,524
Khalid A. Muslih	4,716	(2)	2/5/14	2/5/17	312,011	18,862	(3)	2/5/14	(3)	1,247,910
	6,391	(2)	2/4/15	2/4/18	422,829	25,560	(3)	2/4/15	(3)	1,691,050
	3,388	(4)	2/13/15	12/15/17	224,150	25,696		2/10/16	(3)	1,700,047
	6,424	(2)	2/10/16	2/10/19	425,012
	13,278	(5)	2/19/16	12/15/18	878,472
William J. Hollis	1,651	(2)	7/14/14	7/14/17	109,230	6,602	(3)	7/14/14	(3)	436,788
	6,391	(2)	2/4/15	2/4/18	422,829	25,560	(3)	2/4/15	(3)	1,691,050
	3,030	(4)	2/13/15	12/15/17	200,464	21,584		2/10/16	(3)	1,427,997
	5,397	(2)	2/10/16	2/10/19	357,066
	10,280	(5)	2/19/16	12/15/18	680,124

(1)
For phantom units (including deferral and matching phantom units) and performance units, the market value is calculated using a per LP Unit price of $66.16, the closing price for our LP Units on December 30, 2016, the last trading day of 2016.

(2)
Represents grants of phantom units under the 2013 LTIP with DERs. See "Long-Term Incentive Plan" above.

(3)
Represents grants of performance units under the 2013 LTIP. See "Long-Term Incentive Plan" above. The vesting of the performance units is subject to the attainment of a pre-established performance goal during the third year of a three fiscal year period as determined by the Compensation Committee after the end of the third fiscal year. Performance units granted on February 5, 2014 vested at 120% of the target award as determined by the Compensation Committee at its meeting on February 7, 2017. Because the performance units exceeded target level, SEC rules require us to assume, for purposes of this table, that all remaining unvested awards will vest at the next higher performance measure, which is stretch performance, so the number of performance units reflected in the table is based on a maximum payout of such awards at 200% of the target award.

(4)
Represents the grant of deferral and matching phantom units issued under the 2013 LTIP as a result of the deferral of 2014 AIC Plan awards pursuant to the UDIP. Messrs. Smith, St.Clair, Malecky, Muslih and Hollis were granted 3,985, 1,993, 1,694, 1,694 and 1,515 deferral units, respectively, and 3,985, 1,993, 1,694, 1,694 and 1,515 matching units, respectively. The deferral units and matching units were issued as a result of deferrals by Messrs. Smith, St.Clair, Malecky, Muslih and Hollis of $300,000, $150,000, $127,500, $127,500, and $114,000, respectively, of their 2014 AIC Plan awards.

(5)
Represents the grant of deferral and matching phantom units issued under the 2013 LTIP as a result of the deferral of 2015 AIC Plan awards and discretionary bonus awards pursuant to the UDIP. Messrs. Smith, St.Clair, Malecky, Muslih, and Hollis were granted 6,853, 6,425, 5,997, 6,639 and 5,140 deferral units, respectively, and 6,853, 6,425, 5,997, 6,639 and 5,140 matching units, respectively. The deferral units and matching units were issued as a result of deferrals by Messrs. Smith, St.Clair, Malecky, Muslih and Hollis of $272,344, $288,750, $231,000, $231,000, and $210,000, respectively, of their 2015 AIC Plan awards, and $127,656, $86,250, $119,000, $156,500, and $90,000, respectively, of their 2015 discretionary bonus awards.

2016 Units Vested Table

	Unit Awards(1)
Name	Number of Units Acquired on Vesting (#)	Value Realized on Vesting ($)
Clark C. Smith	89,156	5,941,023
Keith E. St.Clair	29,255	1,931,038
Robert A. Malecky	22,542	1,502,925
Khalid A. Muslih	20,958	1,391,174
William J. Hollis	3,962	279,519

(1)
Represents vesting of 2014 grants of performance units and 2013 grants of phantom awards, both under the 2013 LTIP. Also represents the vesting of phantom units under the UDIP as a result of the deferral of 2013 bonus awards, including both deferral and matching units that vested on December 15, 2016 and were issued under the 2013 LTIP. See "Long-Term Incentive Plan" above. The vesting of the performance units was subject to the attainment of a pre-established performance goals based on adjusted distributable cash flow per LP Unit, Adjusted EBITDA, adjusted return on capital employed and total shareholder return relative to the Alerian MLP Index during a performance period that ended on December 31, 2016. On February 7, 2017, the compensation committee determined to vest the 2014 performance units at the 120% of the target award (between the target and maximum levels). The phantom units vested on February 7, 2016.

 2016 Nonqualified Deferred Compensation Table

Name	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Gains (Losses) in Last Fiscal Year ($)	Aggregate Withdrawals in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)(2)
Clark C. Smith	178,279	34,957	—	610,626
Keith E. St.Clair	67,210	21,116	—	404,557
Robert A. Malecky	58,846	34,511	—	569,541
Khalid A. Muslih	57,246	25,868	—	301,061
William J. Hollis	44,425	3,385	—	71,748

(1)
These contributions in the last fiscal year for each named executive officer are included in the All Other Compensation column of the Summary Compensation Table above.

(2)
The following amounts were previously reported as compensation in the Summary Compensation Table for previous years: Mr. Smith—$397,390; Mr. St.Clair—$316,231; Mr. Malecky—$476,184; Mr. Muslih—$217,947; and Mr. Hollis—$23,937.

        The amounts reflected in the table above were credited to accounts of the named executive officers under the Benefit Equalization Plan. All amounts credited to the accounts of the named executive officers under the Benefit Equalization Plan are subject to the same vesting requirements as matching and retirement account contributions made by Buckeye on their behalf under the RASP. Benefit Equalization Plan contributions are subject to a graded vested schedule and vest in full after five years of employment. All of the named executive officers, other than Mr. Hollis, who commenced employment with us on July 14, 2014, are fully vested in their Benefit Equalization Plan account contributions. Of Mr. Hollis's $71,748 aggregate balance as of December 31, 2016, $37,309 was fully vested and the remainder will vest in equal installments on July 14, 2017, 2018, and 2019, respectively.

        The Benefit Equalization Plan is a non-qualified deferred compensation plan and provides that any employee whose company contributions to qualified pension and savings plans have been limited due to IRS limits on compensation allowable for calculating benefits under qualified plans will receive an equivalent benefit under the Benefit Equalization Plan for company contributed amounts they would have received under qualified plans if there were no IRS limits on compensation levels. Employee deferrals are not allowed under the Benefit Equalization Plan. In addition, the Benefit Equalization Plan allows employees to invest their balances in the plan under a variety of fund options. The fund options under the Benefit Equalization Plan are the same fund options available under the RASP. Employees may periodically change their investment elections in the RASP and the Benefit Equalization Plan in accordance with its terms and the terms of the documents governing the investments in which they currently participate. Amounts accumulated by an employee in the Benefit Equalization Plan are payable to the employee, or their beneficiary, in a lump sum upon termination of employment or following death. All amounts are paid based on the timing and form set forth in the Benefit Equalization Plan. A participating employee may also receive a distribution of all or a portion of his or her account balance in the event of a "hardship" as defined in the plan document and upon determination by the committee that administers the plan.

        The table below shows the fund options available under the RASP and their annual rate of return for the year ended December 31, 2016.

Name of Fund	Rate of Return
American Century Value Institutional	20.41%
Fidelity Balanced—Class K	7.12%
Fidelity Managed Income Portfolio	1.25%
Fidelity Small Cap Value	21.28%
JPMorgan Large Cap Growth—R6	–1.74%
JPMorgan SmartRetirement 2015—Instl	5.04%
JPMorgan SmartRetirement 2020—Instl	5.85%
JPMorgan SmartRetirement 2025—Instl	6.11%
JPMorgan SmartRetirement 2030—Instl	6.15%
JPMorgan SmartRetirement 2035—Instl	6.48%
JPMorgan SmartRetirement 2040—Instl	6.79%
JPMorgan SmartRetirement 2045—Instl	6.76%
JPMorgan SmartRetirement 2050—Instl	6.74%
JPMorgan SmartRetirement Income—Instl	5.24%
Lord Abbett Developing Growth—Instl	–2.48%
Metropolitan West Total Return Bond—Instl	2.46%
Oakmark International Fund Class I	7.91%
Fidelity 500 Index—Instl	11.93%
Fidelity Global ex U.S. Index	4.56%
Fidelity Mid Cap Index—Premium	13.82%

Payments upon Termination or Change of Control

Severance Agreement Payments

        The Partnership is party to a Severance Agreement with each of our named executive officers. Pursuant to the terms of the Severance Agreements, each named executive officer is entitled to severance payments following (i) the termination of employment by Services Company except if the termination is a result of (x) the continuous illness, injury or incapacity for a period of six consecutive months, or (y) "Cause", or (ii) a voluntary termination of employment by the executive upon (I) the material failure of Services Company to comply with and satisfy any of the terms of the Severance Agreement, (II) the significant reduction by Services Company of the authority, duties or responsibilities of the executive, including in connection with a sale or transfer of equity, property or other assets of Services Company by which Services Company becomes a subsidiary or division of another company, (III) the elimination of the executive from eligibility to participate in, or the exclusion of the executive from participation in, material or significant employee benefit plans or policies, except to the extent such elimination or exclusion is applicable to our named executive officers as a group, (IV) the material reduction in the executive's annual base compensation or the reduction in the annual target cash bonus opportunity for which the executive is eligible (unless such reduction in the executive's annual target cash bonus opportunity is made in connection with similar reductions in the bonus opportunities of our named executive officers as a group), or (V) the transfer of the executive, without his express written consent, to a location that is more than 100 miles from the named executive officer's principal office as of the date of the Severance Agreement.

        Upon a termination as set forth above, each named executive officer would be entitled to the following:

  •
  A lump-sum severance payment in the amount of (i) 100% of such named executive officer's base salary, plus (ii) 100% of the annual bonus opportunity, for the applicable year; and

  •
  A monthly payment equal to 125% of the COBRA cost of continued health and dental coverage, less the amount that the executive would be required to contribute for health and dental coverage if he were an active employee, for a 12-month period.

        For the purposes of the Severance Agreements, "Cause" is defined as (i) habitual insobriety or substance abuse, (ii) engaging in acts of disloyalty to Buckeye including fraud, embezzlement, theft, commission of a felony, or dishonesty, or (iii) willful misconduct of the executive in the performance of his duties, or the willful failure of the executive to perform a material function of his duties pursuant to the terms of the Severance Agreement.

Benefit Equalization Plan

        Upon termination of employment for any reason, each named executive officer becomes entitled to distributions of the aggregate balances of his Benefits Equalization Plan account. If such officers had been terminated as of December 31, 2016, each of them would have been entitled to receive the amounts set forth opposite his name in the "Aggregate Balance at Last Fiscal Year-End" column of the "2016 Nonqualified Deferred Compensation Table" for his Benefits Equalization Plan balance. The Benefit Equalization Plan termination payments are not set forth in the tables below.

Long-Term Incentive Plan

        Upon a termination of employment for (i) death, (ii) disability, (iii) without cause during a change in control period or (iv) resignation for good reason during a change in control period, each of our named executive officers are entitled to accelerated vesting of all phantom units, and performance units, based on a payout performance multiplier of 100%. Upon a termination of employment for cause or voluntary resignation, all unvested phantom units and performance units will be forfeited. If a named executive officer is terminated without cause, not during a change in control period, or, solely with respect to grants made in 2014, retires, all phantom units vest based on the portion of the vesting period during which the named executive officer was employed by us, and all performance units will vest on a prorated portion based on a payout multiplier of 100%; provided, however, that if the termination of employment is within the six month period immediately prior to the end of the performance period, the prorated portion of the performance units will vest based on actual performance as determined after the end of the performance period. For grants made in 2016 and 2015, upon retirement, each retirement-eligible named executive officer will be eligible for continued vesting of all phantom units through the end of the vesting period, and performance units based on actual performance results as determined after the end of the performance period; provided, however, that as a condition to such continued vesting, the compensation committee may require such named executive officer to agree to be bound by non-competition or non-solicitation restrictions during the vesting period.

        A more detailed description of the 2013 LTIP, including the change in control period, is contained in the narrative discussion entitled "Long-Term Incentive Plan" following the Grant of Plan-Based Awards Table and in the Compensation Discussion and Analysis.

Payments upon Termination or Change in Control Table

        The table below reflects (in dollars) the compensation and benefits, if any, due to each of the named executive officers upon a voluntary termination, a termination for cause, an involuntary termination other than for cause or resignation for good reason, both before and after a change in control, a change in control without an accompanying termination, or a termination due to death, disability or retirement. The amounts shown assume that each termination of employment or the change in control, as applicable, was effective as of December 31, 2016, and the fair market value of an LP Unit as of December 31, 2016 was $66.16, which was the closing price on December 30th, the last trading day of 2016. The amounts shown in the table are estimates of the amounts, which would be paid upon termination of employment or change in control, as applicable. The actual amounts to be paid can only be determined at the time of the actual termination of employment or change in control, as applicable.

        The value of the accelerated vesting and payment of phantom units was calculated by multiplying the aggregate number of phantom units by the fair market value of an LP Unit as of December 31, 2016, taking into account months of service over the 36 month vesting period as applicable for certain prorated payouts. The value of the accelerated vesting and payment of performance units was calculated by multiplying the aggregate number of performance units by the fair market value of an LP Unit as of December 31, 2016, taking into account months of service over the 36-month performance period based on a payout performance multiplier of 100%. More details concerning these values are set forth in the footnotes below.

Name	Benefit	Voluntary Resignation or Termination for Cause	Termination Without Cause Prior to Change of Control	Resignation for Good Reason Before Change of Control	Resignation for Good Reason After Change of Control	Change of Control	Termination Without Cause After Change of Control	Death or Disability	Retirement(6)
Clark C. Smith	Cash severance(1)	—	1,923,750	1,923,750	1,923,750	—	1,923,750	—	—
	Phantom Unit Acceleration(2)	—	2,974,721	—	5,012,215	—	5,012,215	5,012,215	5,012,215
	UDIP Phantom Unit Acceleration(3)	—	1,048,786	—	1,434,084	—	1,434,084	1,434,084	—
	Performance Unit Acceleration(4)	—	3,721,182	—	7,798,585	—	7,798,585	7,798,585	7,798,585
	Health Benefits(5)	—	21,925	21,925	21,925	—	21,925	—	—
Keith E. St.Clair	Cash severance(1)	—	1,134,000	1,134,000	1,134,000	—	1,134,000	—	—
	Phantom Unit Acceleration(2)	—	912,536	—	1,550,129	—	1,550,129	1,550,129	1,550,129
	UDIP Phantom Unit Acceleration(3)	—	789,937	—	1,113,870	—	1,113,870	1,113,870	—
	Performance Unit Acceleration(4)	—	1,260,329	—	2,542,017	—	2,542,017	2,542,017	2,542,017
	Health Benefits(5)	—	21,925	21,925	21,925	—	21,925	—	—
Robert A. Malecky	Cash severance(1)	—	908,000	908,000	908,000	—	908,000	—	—
	Phantom Unit Acceleration(2)	—	725,940	—	1,161,042	—	1,161,042	1,161,042	1,161,042
	UDIP Phantom Unit Acceleration(3)	—	718,876	—	1,017,673	—	1,017,673	1,017,673	—
	Performance Unit Acceleration(4)	—	916,960	—	1,787,095	—	1,787,095	1,787,095	1,787,095
	Health Benefits(5)	—	21,916	21,916	21,916	—	21,916	—	—
Khalid A. Muslih	Cash severance(1)	—	908,000	908,000	908,000	—	908,000	—	—
	Phantom Unit Acceleration(2)	—	696,304	—	1,159,851	—	1,159,851	1,159,851	1,159,851
	UDIP Phantom Unit Acceleration(3)	—	775,719	—	1,102,623	—	1,102,623	1,102,623	—
	Performance Unit Acceleration(4)	—	947,337	—	1,878,311	—	1,878,311	1,878,311	1,878,311
	Health Benefits(5)	—	21,925	21,925	21,925	—	21,925	—	—
William J. Hollis	Cash severance(1)	—	826,000	826,000	826,000	—	826,000	—	—
	Phantom Unit Acceleration(2)	—	464,189	—	889,124	—	889,124	889,124	889,124
	UDIP Phantom Unit Acceleration(3)	—	623,142	—	880,590	—	880,590	880,590	—
	Performance Unit Acceleration(4)	—	898,733	—	1,732,366	—	1,732,366	1,732,366	1,732,366
	Health Benefits(5)	—	21,916	21,916	21,916	—	21,916	—	—

(1)
Reflects a lump-sum severance payment in the amount of (i) 100% of each named executive officer's base salary, plus (ii) 100% of the annual bonus opportunity for 2016 pursuant to the terms of the named executive officers' severance agreements, which are described above.

(2)
This amount represents the value of the accelerated vesting and payment of all phantom units based on a price per LP Unit as of December 31, 2016 of $66.16 (the closing price on December 30, 2016, the last trading day of 2016). In the event of resignation for good reason after a change in control, termination without cause after a change in control, or termination because of death or disability, the named executive officer will be entitled to full accelerated vesting of 100% of his outstanding phantom units. In the event of termination without cause or, solely with respect to grants made in 2014, due to retirement, the named executive officer would not be entitled to full accelerated vesting but instead would be entitled to a prorated amount based on 325 days of service over the 1,096 service period (325/1,096) for his February 2016 phantom unit grant, 696 days of service over the 1,096 service period (696/1,096) for his February 2015 phantom unit grant, and 1,060 days of service over the 1,096 service period (1,060/1,096) for his February 2014 phantom unit grant (901 days of service over the 1,096 day service period (901/1,096) for Mr. Hollis' July 2014 phantom unit grant). In the event of termination due to retirement (other than for the 2014 grants described above), the named executive officer would be entitled to continued vesting of 100% of his outstanding 2015 and 2016 phantom unit grants, paid at the end of the three-year vesting period. The "2016 Outstanding Equity Awards at Fiscal Year-End Table" provides information on each named executive officer's phantom unit holdings at December 31, 2016.

(3)
This amount represents the value of the accelerated vesting and payment of all phantom units granted under the UDIP. The amount is based on a price per LP Unit as of December 31, 2016 of $66.16 (the closing price on December 30, 2016, the last trading day of 2016). In the event of resignation for good reason after a change in control, termination without cause after a change in control, or termination because of disability or death, the named executive officer will be entitled to full accelerated vesting of 100% of his outstanding phantom units received pursuant to the UDIP. In the event of termination without cause, the named executive officer would be entitled to full vesting of his deferral units received pursuant to the UDIP, but the named executive officer's matching units would not be entitled to full accelerated vesting. Instead the matching units granted in 2016 would be entitled to a prorated vesting based on 365 days of service over the 1,079 day service period (365/1,079) and the matching units granted in 2015 would be entitled to a prorated vesting based on 730 days of service over the 1,079 day service period (730/1,079). In the event of the named executive officer's retirement prior to the vesting of his phantom units granted under the UDIP, the named executive officer would forfeit all such phantom units. The "2016 Outstanding Equity Awards at Fiscal Year-End Table" provides information on each named executive officer's phantom unit holdings at December 31, 2016, including phantom units received pursuant to the UDIP.

(4)
This amount represents the value of the accelerated vesting and payment of all performance units based on a price per LP Unit as of December 31, 2016 of $66.16 (the closing price on December 30, 2016, the last trading day of 2016) and a distribution equivalent right payout of $4.825 per unit and $9.45 per unit for 2016 and 2015, respectively. In the event of resignation for good reason after a change in control, termination without cause after a change in control, or termination because of disability or death, the named executive officer will be entitled to full accelerated vesting of 100% of his outstanding performance units and payment of DERs accumulated up to the date of the accelerated vesting. In the event of termination without cause or, solely with respect to grants made in 2014, due to retirement, the named executive officer would not be entitled to full accelerated vesting but instead would be entitled to a prorated amount based on 365 days of service over the 1,096 day service period (365/1,096) for his February 2016 performance unit grant and 730 days of service over the 1,096 day service period (730/1,096) for his February 2015 performance unit grant. In the event of termination due to retirement (other than for the 2014 grants described above), the named executive officer would be entitled to continued vesting of his outstanding 2016 and 2015 performance unit grants based on actual performance results as determined after the end of the applicable performance period. All amounts listed for performance unit awards assume a performance multiplier of 100% because, where applicable, actual performance is unknown. The "2016 Outstanding Equity Awards at Fiscal Year-End Table" provides information on each named executive officer's performance unit holdings at December 31, 2016.

(5)
Represents monthly payment equal to 125% of the COBRA cost of continued health and dental coverage, less the amount that the executive would be required to contribute for health and dental coverage if they were an active employee, for a 12-month period. For, Messrs. Smith, St.Clair, Malecky, Muslih and Hollis, the monthly COBRA cost of continued health and dental coverage would be approximately $1,696, $1,696, $1,680, $1,696, and $1,680, respectively, and their required monthly contributions if they were active employees would be approximately $293, $293, $274, $293, and $274, respectively.

(6)
See the footnotes above with respect to the phantom units, UDIP phantom units, and performance units for an explanation of the treatment of such awards in the event of the holder's retirement. A named executive officer is generally eligible for retirement under the 2013 LTIP if he is at least 55 years old and has been employed by the Partnership, Buckeye GP, or an affiliate for at least five full years. As of December 31, 2016, only Messrs. Smith and St. Clair were eligible for retirement under the 2013 LTIP.

Director Compensation

2016 Director Compensation Table

Name	Fees Earned or Paid in Cash	Unit Awards(1)	Other Compensation(2)	Total
Pieter Bakker	$84,000	$103,780	$9,650	$197,430
Barbara M. Baumann	$91,500	$103,780	$9,650	$204,930
Barbara J. Duganier	$114,500	$103,780	$9,650	$227,930
Joseph A. LaSala, Jr.	$91,500	$103,780	$9,650	$204,930
Mark C. McKinley	$90,000	$103,780	$9,650	$203,430
Donald W. Niemiec(3)	$42,000	$103,780	$4,775	$150,555
Larry C. Payne	$88,500	$103,780	$9,650	$201,930
Oliver "Rick" G. Richard, III	$101,500	$103,780	$9,650	$214,930
Frank S. Sowinski	$128,000	$103,780	$9,650	$241,430
Martin A. White	$97,000	$103,780	$9,650	$210,430

(1)
Represents grant date fair value of grants of 2,000 phantom unit awards to Mses. Baumann and Duganier and Messrs. Bakker, LaSala, Niemiec, McKinley, Payne, Richard, Sowinski, and White on February 10, 2016. The grant date fair value of phantom unit awards is based on a target payout of such awards (computed in accordance with FASB ASC Topic 718), using the average of the high and low trading prices for our LP Units on the date of grant ($51.89 for February 10, 2016). For a discussion of the valuations of phantom units, please see the discussion in Note 20 in the Notes to Consolidated Financial Statements of Buckeye's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. As of December 31, 2016, each director held 2,000 phantom units except for Mr. Niemiec, whose phantom units vested upon his death in May 2016.

(2)
Amounts represent the distribution equivalents paid during 2016 on unvested phantom unit awards granted under the 2013 LTIP.

(3)
Mr. Niemiec passed away on May 17, 2016.

Non-Employee Directors

        In 2016, non-employee directors of Buckeye GP received an annual fee in cash of $60,000 plus $1,500 for each board of directors and committee meeting attended. Each director also received a grant under the 2013 LTIP of 2,000 phantom units, which vested on the first anniversary of the date of grant, or February 10, 2017, except for Mr. Niemiec, whose phantom units vested upon his death in May 2016. Additionally, the chairs of the compensation, nominating and corporate governance, and HSSE committees each received an annual fee of $10,000, the chair of the audit committee received an annual fee of $20,000 and the Lead Independent Director received an annual fee of $25,000. Mr. Smith did not receive any fees for services as a director. We reimbursed our general partner for the directors' fees.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of April 10, 2017 the number of our LP Units beneficially owned by: (1) each person who is known to us to beneficially own more than 5% of our LP Units; (2) the current directors and the nominees of our general partner's board of directors; (3) the named executive officers of our general partner; and (4) all current directors and executive officers of our general partner as a group. We obtained certain information in the table from filings made with the SEC.

Name(1)	Number of LP Units(2)		Percentage of LP Units
Clark C. Smith	126,648	(3)	*
Pieter Bakker	19,552		*
Barbara M. Baumann	4,667		*
Barbara J. Duganier	8,000		*
Joseph A. LaSala, Jr.	19,000		*
Mark C. McKinley	23,000		*
Larry C. Payne	6,667		*
Oliver "Rick" G. Richard, III	19,408		*
Frank S. Sowinski	28,210		*
Martin A. White	21,242		*
Keith E. St.Clair	105,087	(4)	*
Robert A. Malecky	87,514	(5)	*
Khalid A. Muslih	35,813		*
William J. Hollis	2,249		*
All directors and officers as a group (17 persons)	590,807		*
Harvest Fund Advisors LLC	8,432,556	(6)	6.0%
ALPS Advisors, Inc.	9,495,753	(7)	6.8%
Tortoise Capital Advisors, L.L.C.	11,562,188	(8)	8.2%

*
represents less than 1%

(1)
The contact address for our directors and executive officers is One Greenway Plaza, Suite 600, Houston, Texas 77046.

(2)
Unless otherwise indicated, the persons named above have sole voting and investment power over the LP Units reported.

(3)
Consists of 111,355 LP Units over which Mr. Smith shares investment and voting power with his wife and 15,293 LP units held in trust for his minor child. Mr. Smith disclaims beneficial ownership of the 15,293 LP units held in trust for his minor child.

(4)
20,000 of the LP Units owned by Mr. St.Clair are pledged as security, which pledge is permitted under our insider trading policy because it was put in place prior to February 5, 2015. See "Compensation of Executive Officers and Directors—Compensation Discussion and Analysis—Executive Unit Ownership Guidelines" on page 32.

(5)
Includes 29,350 LP Units over which Mr. Malecky shares investment and voting power with his wife.

(6)
According to the Schedule 13G filed by Harvest Fund Advisors LLC with the SEC on February 10, 2017, consists of LP Units beneficially owned as of December 31, 2016 by Harvest Fund Advisors LLC, to which it has sole voting and dispositive power with respect to all of the LP units reported. The address of Harvest Fund Advisors LLC is 100 W. Lancaster Avenue, Suite 200, Wayne, Pennsylvania 19087.

(7)
According to the Schedule 13G/A filed by ALPS Advisors, Inc. ("ALPS") and Alerian MLP ETF ("Alerian") with the SEC on January 26, 2017, consists of 9,495,753 LP units deemed to be beneficially owned as of December 31, 2016 by ALPS, of which 9,403,530 LP Units are attributable to Alerian, an investment company to which ALPS furnishes investment advice. Alerian has shared voting and dispositive power with respect to the 9,403,530 LP units. ALPS disclaims beneficial ownership of all 9,495,753 LP units. The address of each of ALPS and Alerian is 1290 Broadway, Suite 1100, Denver, CO 80203.

(8)
According to the Schedule 13G/A filed by Tortoise Capital Advisors, L.L.C. ("TCA") with the SEC on February 13, 2017, consists of LP Units beneficially owned as of December 31, 2016 by TCA. Of the 11,562,188 LP units, TCA has shared voting power as to 10,181,491 LP units, and TCA has shared dispositive power as to 11,374,129 LP units. The address of TCA is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table sets forth information as of December 31, 2016 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	(a) Number of LP Units to be issued upon exercise of outstanding LP Unit options and rights	(b) Weighted-average exercise price of outstanding LP Unit options and rights	(c) Number of LP Units remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by Unitholders:(1)
LTIP(2)	1,296,365	—	2,071,509
Option Plan(3)	9,550	$50.36	333,000
Equity compensation plans not approved by Unitholders	—	—	—

Total for equity compensation plans	1,305,915	$50.36	2,404,509

(1)
See Note 20 in the Notes to Consolidated Financial Statements included in Buckeye's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for further information about these plans.

(2)
The 1,296,365 represents 663,205 phantom units and 663,160 performance units issued under the 2013 LTIP. See Note 20 in the Notes to Consolidated Financial Statements included in Buckeye's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and "Compensation of Executive Officers and Directors" above for further information about these awards. These awards are not taken into account in the calculation of the weighted-average exercise price of outstanding LP Unit options and rights under the 2013 LTIP.

(3)
With the adoption and utilization of the 2013 LTIP, we do not expect to make any future grants pursuant to the Option Plan.

 TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

        Buckeye is not aware of any transaction since January 1, 2016, or any currently proposed transaction, in which Buckeye was or is to be a participant and the amount involved exceeds $120,000, and in which any related party has or will have a direct or indirect material interest.

Policies Regarding Related Party Transactions

        Except for compensation that we pay, the material portions of which are described in this proxy statement, our general policy is to avoid transactions between us and our directors and officers or holders of 5% or more of our LP Units (including members of their families) and that any such transactions that are not avoided should be resolved pursuant to the conflicts of interest resolution provisions in our partnership agreement. In furtherance of this policy, we have adopted Corporate Governance Guidelines, a Code of Ethics for Directors, Executive Officers and Senior Financial Employees and a Business Code of Conduct for all employees, which generally require the reporting to management of transactions or opportunities that constitute conflicts of interest so that they may be avoided. These guidelines and codes, along with our partnership agreement, are in writing and are available on our website. Please see the section of this proxy statement entitled "Where You Can Find More Information About Us—Helpful Resources" on page 62.

        Pursuant to our Corporate Governance Guidelines and our partnership agreement, any transaction between us and our officers and directors or holders of 5% of more of our LP Units that is not avoided must be fair and reasonable to us. Any resolution or course of action will be deemed to be fair and reasonable to us if it is approved by our nominating and corporate governance committee (as long as the material facts known to the officers and directors of our general partner regarding any proposed transaction were disclosed to the nominating and corporate governance committee at the time of its approval), if it is on terms objectively demonstrable to be no less favorable to us than those generally being provided to or available from unrelated third parties, or fair to us, taking into account the totality of the relationships among the parties involved, including other transactions that may be particularly favorable or advantageous to us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of our general partner and persons who beneficially own more than 10% of our LP Units to file ownership and changes in ownership reports with the SEC and the NYSE. The SEC regulations also require that a copy of all these filed Section 16(a) forms must be furnished to us by the directors and executive officers of our general partner and persons beneficially owning more than 10% of our LP Units. Based solely on a review of Forms 3, 4 and 5 furnished to us and written representations from certain persons that no other reports were required for those persons, we believe that for 2016, all officers and directors, and persons beneficially owning more than 10% of our LP Units, who were required to file reports under Section 16(a) complied with such requirements.

PROPOSAL 2—APPROVAL OF AMENDMENT TO THE BUCKEYE PARTNERS, L.P.
2013 LONG-TERM INCENTIVE PLAN

        We are seeking the approval of our unitholders for the amendment of the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (the "2013 LTIP") to (a) authorize 1,000,000 additional LP Units for issuance under the 2013 LTIP, (b) remove the limitation on the number of LP Units that may be issued to any one individual in a calendar year, (c) add a limitation on the number of LP Units that can be granted annually to our independent directors, (d) add a prohibition on option re-pricing, (e) extend the term of the 2013 LTIP through June 6, 2027, and (f) make other administrative and conforming changes. The board of directors of our general partner approved these amendments to the 2013 LTIP on April 12, 2017, subject to unitholder approval. If these amendments are approved by our unitholders, the 2013 LTIP will be amended and restated effective as of June 6, 2017. If the amendments to the 2013 LTIP are not approved by the unitholders at the 2017 Annual Meeting, the 2013 LTIP would continue in effect in accordance with its existing terms.

Purpose of Amendment

        The primary purposes of this proposal are to increase the number of LP Units available for issuance under the 2013 LTIP and to implement other enhancements to the 2013 LTIP. The following summary highlights these proposed amendments to the 2013 LTIP:

  •
  Increase in Number of Authorized LP Units.  As of April 10, 2017, there are (i) 1,502,043 LP Units subject to outstanding grants under the 2013 LTIP, and (ii) 1,648,319 LP Units remaining available for issuance under the 2013 LTIP but not subject to previously exercised or paid grants. The board of directors of our general partner has determined that the number of LP Units currently available for issuance under the 2013 LTIP is not sufficient in view of our compensation structure and strategy. The board of directors of our general partner believes that the availability for issuance under the 2013 LTIP of 1,000,000 new LP Units in addition to the 1,648,319 LP Units currently remaining available for issuance under the 2013 LTIP but not subject to previously vested or paid grants as of the date of June 6, 2017, will ensure that we continue to have a sufficient number of LP Units available to achieve our compensation strategy in the coming years. The board of directors of our general partner believes it is advisable and in the best interest of the Partnership to amend the 2013 LTIP to ensure that we continue to have a sufficient number of LP Units available to achieve our compensation strategy.

  •
  Remove Limit on Awards in a Calendar Year.  The provision limiting the number of LP Units that may be awarded to any one individual in a calendar year to 100,000 LP Units will be removed. The board of directors of our general partner believes that our interests and the interests of our unitholders will be advanced if we have further flexibility to offer our key employees the opportunity to align their interests with those of our unitholders by increasing their proprietary interests in us.

  •
  Limitation on Awards to Non-Employee Directors.  The 2013 LTIP will be amended in accordance with best practices to place a limit on the number of LP Units that may be granted to any non-employee director of the board of directors of our general partner in any one 12-month period to 8,000 Units under the 2013 LTIP.

  •
  Prohibition on Repricing.  While we do not currently grant options under the 2013 LTIP, a provision will be added to the 2013 LTIP to expressly disallow option re-pricing.

  •
  Extension of Term of LTIP.  The term of the 2013 LTIP will be extended until June 6, 2027, to ensure that we can receive the full benefit of the additional LP Units we are making available prior to the expiration of the plan.

        The 2013 LTIP (as modified by the amendment proposed hereby) is summarized below. A copy of the full text of the amended 2013 LTIP is attached to this Proxy Statement as Exhibit A. This summary of the amended 2013 LTIP is not intended to be a complete description of the amended 2013 LTIP and is qualified in its entirety by the actual text of the amended 2013 LTIP to which reference is made.

Promotion of Sound Corporate Governance Practices

        We have designed the 2013 LTIP (as amended by the amendment proposed hereby) to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers, non-employee directors and consultants with the interests of our unitholders. These features include, but are not limited to, the following:

  •
  Limitation on Awards to Non-Employee Directors.  The 2013 LTIP will be amended to place a limit on the number of LP Units that may be granted to any non-employee director of the board of directors of our general partner in any one 12-month period to 8,000 Units under the 2013 LTIP.

  •
  No Discounted Options.  Options may not be granted with exercise prices lower than the fair market value of the underlying LP Units on the grant date.

  •
  Prohibition on Repricing.  The exercise price of an option may not be reduced, directly or indirectly, without the prior approval of the unitholders, including by a cash repurchase of "underwater" awards.

  •
  No Tax Gross-Ups.  The 2013 LTIP does not provide for any tax gross-ups.

  •
  No Liberal Change in Control Definition.  The 2013 LTIP defines change in control based on the consummation of the transaction rather than the announcement or stockholder approval of the transaction.

Material Terms of the 2013 LTIP

Overview

        On March 28, 2013, the board of directors of our general partner adopted, upon recommendation of the compensation committee of the board of directors, and subject to the approval of our unitholders, the 2013 LTIP. The unitholders approved the 2013 LTIP at the 2013 Annual Meeting, and the 2013 LTIP became effective on June 4, 2013.

        The 2013 LTIP is intended to assist the Partnership, our general partner, and our affiliates with attracting and retaining key employees and non-employee directors of outstanding competence while enabling those individuals to acquire or increase their ownership interests and encouraging them to use their best efforts to promote the growth and profitability of the Partnership. The 2013 LTIP is designed to align directly the long-term compensation of the participants with identifiable benefits realized by unitholders.

Plan Provisions

        The 2013 LTIP provides for the grant of options, phantom units, performance units, and in certain cases distribution equivalent rights which provide the participant with a credit on each payment date based on the payment of distributions made by the Partnership. Options give the holder the right to purchase LP Units at a fixed exercise price and are subject to service-based restrictions or other conditions established by the compensation committee in its discretion. Phantom units are notional LP Units that are subject to service-based restrictions or other conditions established by the compensation committee of the board of directors of our general partner in its discretion. Phantom units entitle a participant to receive an LP Unit upon vesting. Performance units are notional LP Units that entitle a participant to receive LP Units subject to the attainment of one or more performance goals, as provided below. Distribution equivalent rights are rights to receive a credit on each payment date for the payment of a distribution made by the Partnership on its LP Units, in an amount equal to the LP Unit cash distribution paid by the Partnership on its LP Units.

        Administration.    The 2013 LTIP is administered by the compensation committee of the board of directors of our general partner or one or more subcommittees as the compensation committee delegates. Subject to the provisions of the 2013 LTIP, the compensation committee is authorized to interpret the 2013 LTIP, to prescribe, amend and rescind rules and regulations relating to the 2013

LTIP, to determine the terms and provisions of restrictions relating to grants under the 2013 LTIP and to make all other determinations necessary or advisable for the orderly administration of the 2013 LTIP.

        Eligibility.    Persons eligible to receive grants under the 2013 LTIP are (i) employees of our general partner or an affiliate of our general partner who perform services directly or indirectly for the benefit of the Partnership, (ii) non-employee members of the board of directors of our general partner, and (iii) consultants or advisors who provide bona fide services to the Partnership our general partner or an affiliate; provided, that, such services are not in connection with the offer and sale of securities in a capital-raising transaction and the consultant or advisor must not directly or indirectly promote or maintain a market for the Partnership's securities. Such employees must be in a position to significantly participate in the development and implementation of the strategic plans for the Partnership and to contribute materially to the continued growth and development of the Partnership and to its future financial success as determined by the compensation committee in its sole discretion. Eligibility for participation in the 2013 LTIP is determined in the sole discretion of the compensation committee, but our general partner currently estimates that the persons who would be determined eligible for 2017 would be approximately 345 employees. Our general partner currently has nine non-employee directors.

        LP Units Available for Grants.    Subject to certain adjustments, as provided below under "Adjustment Provisions," the number of LP Units that may be issued under the 2013 LTIP may not exceed 4,000,000 in the aggregate, plus (i) the number of LP Units subject to outstanding grants under the 2009 LTIP as of June 4, 2013 that did not vest or become paid under the 2009 LTIP, plus (ii) the number of LP Units remaining available for issuance under the 2009 LTIP as of the date of June 4, 2013. With regard to grants, to any non-employee director of the board of directors of our general partner, the number of LP Units that may be issued under the 2013 LTIP will not exceed 8,000.

        If LP Units are forfeited, terminated or otherwise not paid in full, the LP Units will again be available for purposes of the 2013 LTIP. If LP Units otherwise issuable under the 2013 LTIP are surrendered in payment of the exercise price of an option, then the number of LP Units available for issuance under the 2013 LTIP is reduced only by the net number of LP Units actually issued upon such exercise and not by the gross number of LP Units as to which the option is exercised. If LP Units otherwise issuable under the 2013 LTIP are withheld in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any options, phantom units or performance units or the issuance of LP Units subject to options, phantom units or performance units, then the number of LP Units available for issuance under the 2013 LTIP will be reduced by the net number of LP Units issued, vested or exercised (after payment of applicable withholding taxes). Upon the exercise of an option through a net exercise procedure, then both for purposes of calculating the number of LP Units remaining available for issuance under the 2013 LTIP and the number of LP Units remaining available for exercise under such option, the number of such LP Units will be reduced by the net number of LP Units for which the option is exercised. To the extent that any options, phantom units or performance units are paid in cash and not in LP Units, there will be no effect on the count of LP Units. LP Units may be previously issued and outstanding LP Units, newly issued LP Units, or (iii) a combination of each.

        Grant of LP Units.    Options, phantom units or performance units may be granted to participants at any time and from time to time as determined by the compensation committee. The compensation committee may establish a program pursuant to which options, phantom units or performance units may be awarded at the election of a participant in lieu of cash compensation. Phantom units or performance units may be granted with or without distribution equivalent rights. LP Units issued pursuant to awards of options, phantom units or performance units may be issued for consideration or for no consideration, as applicable, and will be subject to all requirements set forth in the applicable grant letter. Options may not be granted with exercise prices lower than the fair market value of the underlying LP Units on the grant date. The exercise price of an option may not be reduced, directly or indirectly, without the prior approval of the unitholders, including by a cash repurchase of "underwater" awards.

        Distribution Equivalent Rights.    Under the 2013 LTIP, the compensation committee may grant distribution equivalent rights in connection with grants of phantom units or performance units under the 2013 LTIP. Distribution equivalent rights will be credited to a bookkeeping account as a dollar amount or in the form of LP Units. Distribution equivalent rights may be paid in cash or in LP Units, as determined by the compensation committee in its discretion. Distribution equivalent rights will be paid on phantom units and performance units as determined by the compensation committee and set forth in the applicable grant letter.

        Adjustment Provisions.    If there is any change in the number or kind of LP Units outstanding by reason of a LP Unit distribution, spinoff, recapitalization, LP Unit split, or combination or exchange of LP Units; by reason of a merger, reorganization, consolidation or reclassification; by reason of any other extraordinary or unusual event affecting the outstanding LP Units as a class without our receipt of consideration, or if the value of outstanding LP Units is substantially reduced as a result of a spinoff or our payment of any extraordinary distribution, the maximum number of LP Units available for grants, the limit on the number of LP Units for which any individual may receive pursuant to grants in any year, the kind and number of LP Units covered by outstanding grants, the kind and number of LP Units to be issued or issuable under the 2013 LTIP, and exercise price or the applicable market value of outstanding grants will be required to be equitably adjusted by the compensation committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued LP Units to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the 2013 LTIP and such outstanding grants.

        Vesting.    Options, phantom units and performance units will vest, be forfeited or become exercisable, as applicable, in accordance with the terms and conditions determined by the compensation committee and set forth in the applicable grant letter. Options, phantom units and performance units may vest or become exercisable, as applicable, based on the satisfaction of time-based service requirements, achievement of performance goals or other conditions as the compensation committee may determine.

        Performance Goals.    When performance units are granted, the compensation committee may establish the performance goals, performance periods and target awards applicable to the performance units. The compensation committee will determine the actual award payable to a participant for a performance period based on the level of attainment of the performance goals, as determined by the compensation committee. The compensation committee may pay a participant an actual award that is greater than, equal to, or less than the participant's target award level.

        The performance goals may be based on financial or operational criteria, including, but not limited to, the following: EBITDA, Unit price, earnings per LP Unit, net earnings, operating earnings, total capital spending, maintenance capital spending, return on assets, return on capital employed, total unitholder return, return on equity, growth in assets, cash flow, market share, distribution growth, distributable cash flow, relative performance to a comparison group, or strategic business criteria, including, but not limited to, meeting specified revenue goals, business expansion goals, cost targets or goals relating to acquisitions or divestitures.

        The compensation committee may adjust the performance goals to take into account unanticipated circumstances or significant events as the compensation committee determines, including but not limited to, a corporate transaction, such as an acquisition, divestiture, a merger, consolidation, separation, reorganization or partial or complete liquidation, or to equitably reflect the occurrence of any other extraordinary or unusual event in the marketplace, any change in applicable accounting rules or principles, any change in applicable law, litigation, any change due to any merger, consolidation, acquisition, reorganization, distribution, or other changes in the Partnership's corporate structure or LP Units, or any other change of a similar nature.

        Change of Control.    In the event we experience a change of control while a participant is employed by, or providing services to, our general partner, the Partnership or an affiliate and the participant terminates employment or service on account of (i) a termination by the general partner, the Partnership or an affiliate without cause, or (ii) a resignation for good reason, during the change of control period (the 18-month period following such change of control), a participant's options will immediately vest and become exercisable, phantom units (and any unpaid distribution equivalent rights) will immediately vest and be paid within the 30-day period following the termination of employment or service and performance units (and any associated distribution equivalent rights) will vest and be paid based on a payout performance multiplier of 100% within the 30-day period following the termination of employment. A "change of control" means:

  •
  the sale or disposal by the Partnership of all or substantially all of its assets; or

  •
  the merger or consolidation of the Partnership with or into another partnership, corporation, or other entity, other than a merger or consolidation in which the unitholders immediately prior to such transaction retain at least a fifty percent (50%) equity interest in the surviving entity;

  •
  our general partner ceases to be the sole general partner of the Partnership;

  •
  the Partnership ceases to own and control, directly or indirectly, 100% of the outstanding equity interests of our general partner; or

  •
  Any person or "group" becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the total number of outstanding LP Units that are entitled to vote and be counted for purposes of calculating the required votes and that are deemed to be outstanding for purposes of determining a quorum at any annual meeting of the limited partners of the Partnership or otherwise in the election of our general partner's board of directors.

        Non-transferability; Limitation of Rights.    A participant's right and interest under a grant may not be assigned or transferred. The granting of any award does not create any rights in the participant with respect to the participant's continued employment with the Partnership, our general partner and any affiliates.

        Amendment or Termination.    The compensation committee may amend or terminate the 2013 LTIP at any time and may amend outstanding awards issued under the 2013 LTIP as long as such termination or amendment would not adversely affect the rights of a participant with respect to awards at the time outstanding under the 2013 LTIP, unless the participant consents. The compensation committee shall not, without the approval of the unitholders, amend the 2013 LTIP to (i) materially increase the maximum number of LP Units which may be issued under the 2013 LTIP, (ii) materially increase the benefits accruing to individuals who participate in the 2013 LTIP, or (iii) materially modify the eligibility requirements for the grant of LP Units under the 2013 LTIP.

        New Plan Benefits.    A new plan benefits table for the 2013 LTIP is not provided because no awards have been made under the 2013 LTIP that are conditioned on unitholder approval of this Proposal 2, and the amounts or value of any future awards are indeterminable.

  Federal Income Tax Consequences

        The following is a general description of the federal income tax consequences of options, phantom units, performance units and distribution equivalent rights granted under the LTIP. It does not purport to be complete. In particular, this general description does not discuss the applicability of the income tax laws of any state or foreign country.

        The recipient of an option, a phantom unit or a performance unit, including any distribution equivalent right received in tandem with a phantom unit or a performance unit, will not recognize income at the time of the grant of his or her award.

        Options.    With respect to an option, upon the exercise of the option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the LP Units at the time of exercise over the exercise price. Upon the sale of LP Units acquired upon the exercise of an option, the participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the participant's adjusted tax basis in the LP Units (the exercise price plus the amount of income recognized at the time of exercise, adjusted for subsequent Partnership gains, losses and distributions). The capital gain tax rate will depend on the length of time the unitholder held the LP Units and other factors. Subject to the discussion under "—Tax Code Limitations on Deductibility," since the Partnership is not a taxable entity for federal income tax purposes, the amount of taxable compensation to the participant will be treated as a deduction allocated among the partners of the Partnership in accordance with the partnership agreement.

        Phantom Units and Performance Units.    With respect to a phantom unit or performance unit, upon delivery of the LP Units or cash payment, as applicable, the participant will have taxable compensation equal to the fair market value of the number of LP Units or amount of the cash payment the participant actually receives with respect to the settlement of the award. When tandem distribution equivalent rights are paid in cash or LP Units, the participant generally will recognize ordinary income at the time of payment. In the event a phantom unit, performance unit or tandem distribution equivalent rights is settled in LP Units, then upon the sale of such LP Units, a participant generally will have gain or loss (which may consist of both ordinary and capital gain and loss elements depending upon the Partnership's taxable income and loss during the period in which the LP Units were held). Subject to the discussion under "—Tax Code Limitations on Deductibility," since the Partnership is not a taxable entity for federal income tax purposes, the amount of taxable compensation to the participant will be treated as a deduction allocated among the partners of the Partnership in accordance with the partnership agreement.

        Tax Withholding.    Our general partner has the right to require that any person receiving or exercising rights under a grant, pay to us the amount of any federal, state or local taxes that we are required to withhold with respect to grants under the LTIP. In addition, our general partner may deduct from other wages payable to a participant the amount of any withholding taxes with respect to such grants. The compensation committee may permit a participant to satisfy the tax withholding obligation by having LP Units withheld to cover the tax withholding obligation. The value of the LP Units withheld to cover tax withholding requirements may, in the sole discretion of the compensation committee, exceed the participant's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

        Section 409A.    A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Internal Revenue Code and the requirements of Section 409A of the Internal Revenue Code are not satisfied.

        Tax Code Limitations on Deductibility.    In order for the amounts described above to deductible by the Partnership, the amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE BUCKEYE PARTNERS, L.P. 2013 LONG-TERM INCENTIVE PLAN.

PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The audit committee has appointed Deloitte as Buckeye's independent registered public accountants for fiscal year 2017 and has reviewed the scope of, and overall plan for, the 2017 fiscal year audit. The audit committee recommends that Buckeye's unitholders ratify the appointment of Deloitte. As in prior years, the audit committee, along with Buckeye's management, reviewed Deloitte's performance as part of our consideration of whether to appoint the firm as independent auditors for 2017. As part of this review, the audit committee considered the continued independence of Deloitte; Deloitte's effectiveness of communications with the audit committee, management and Buckeye's internal auditors; and the period of time that Deloitte has served as Buckeye's independent auditors (Deloitte has served as Buckeye's independent registered public accountants since 1986). The audit committee also evaluated the quality and depth of Deloitte and the audit team's expertise and experience with respect to Buckeye's business and organizational structure.

        Pursuant to the five-year rotation requirement mandated by the Sarbanes-Oxley Act of 2002, Deloitte's lead audit partner for the Partnership rotated for the 2016 calendar year audit. The current lead partner was selected after assessing a number of factors including, amongst others, the candidate's independence, objectivity, broad-based business judgment, midstream industry and MLP experience and commitment to serving the Partnership.

        Representatives of Deloitte will be available to answer appropriate questions at the Annual Meeting and are free to make statements during the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS BUCKEYE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2017.

PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        We are asking unitholders to cast an advisory vote on the compensation of our named executive officers disclosed in the Executive Compensation section of this Proxy Statement.

        We believe that Buckeye's executive compensation programs effectively align the interests of our executive officers with those of our unitholders by tying a significant portion of their compensation to Buckeye's performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to our long-term success.

        We urge you to read the section of this proxy statement entitled "Compensation of Executive Officers and Directors" beginning on page 18, which discusses our compensation philosophy in detail and discloses a variety of information about our compensation programs. Our compensation committee and our general partner's board of directors believes that the compensation disclosed effectively implements our philosophy.

        This advisory vote on executive compensation gives our unitholders an opportunity to approve or disapprove, on an advisory basis, our executive compensation program through the following resolution:

  "RESOLVED, that the compensation paid to the named executive officers of Buckeye Partners, L.P. (the "Partnership"), as disclosed pursuant to Item 402 of Regulation S-K in the Partnership's proxy statement for its 2017 Annual Meeting of Limited Partners, including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussions contained therein, is hereby APPROVED."

        Although this vote is non-binding, Buckeye values the opinions of unitholders and will give serious consideration to the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE "FOR," IN A NON-BINDING VOTE, THE RESOLUTION APPROVING THE COMPENSATION OF BUCKEYE'S NAMED EXECUTIVE OFFICERS DESCRIBED ABOVE.

PROPOSAL 5—ADVISORY VOTE ON THE FREQUENCY OF THE UNITHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

        We are asking unitholders to recommend, in a non-binding vote, whether the advisory unitholder vote on the compensation of our named executive officers should occur every one, two or three years.

        We believe a one-year frequency for the advisory shareholder vote on executive compensation is most consistent with the objectives of our executive compensation programs because it gives out unitholders an opportunity to review our compensation program, and, on an advisory basis, to provide feedback to our compensation committee on the extent to which our unitholders approve of our compensation philosophies and our implementation of them.

        Although this vote is non-binding, Buckeye values the opinions of unitholders and will consider the outcome of the vote when considering the frequency of future advisory unitholder votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE "ONE YEAR" WITH RESPECT TO HOW FREQUENTLY A NON-BINDING UNITHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR.

UNITHOLDER PROPOSALS FOR 2018
ANNUAL MEETING OF LIMITED PARTNERS

        Any unitholder entitled to vote at our 2018 annual meeting of limited partners can nominate persons for election to the board of directors of our general partner at the annual meeting by complying with the procedures set forth in our partnership agreement. The ability of a person to serve on our general partner's board of directors is limited by the NYSE listing requirements regarding the independence and experience of directors of our general partner's board or committees thereof.

        In order to nominate persons to our general partner's board of directors at the 2018 annual meeting, written notice must be delivered to our general partner at One Greenway Plaza, Suite 600, Houston, Texas 77046 no later than the close of business on March 8, 2018, nor earlier than the close of business on February 6, 2018. The written notice must include: (1) as to each person whom the unitholder proposes to nominate for election or reelection as a director of our general partner, all information relating to such nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director of our general partner if elected); and (2) as to the unitholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such unitholder and any beneficial owner; and (ii) the number of LP Units which are owned beneficially and of record by the unitholder and any beneficial owner; (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among the unitholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned LP Units) that has been entered into as of the date of the unitholder's notice by the unitholder any and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of LP Unit price changes for, or increase or decrease the voting power of, such unitholder and any such beneficial owner, with respect to LP Units, (v) a representation that the unitholder is a record holder entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (vi) a representation whether the unitholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Partnership's LP Units required to elect the nominee and/or (b) otherwise to solicit proxies from unitholders in support of such nomination. Any proposed nominee could be required to furnish such other information as the Partnership may reasonably require to determine the eligibility of such proposed nominee to serve as a director.

        Any limited partner who wishes to submit a proposal for inclusion in the proxy materials for our 2018 annual meeting must submit such proposal by the dates referred to above or it will be considered untimely. SEC rules set forth standards as to what proposals are required to be included in a proxy statement for a meeting. In no event are limited partners allowed to vote on matters that would cause the limited partners to be deemed to take part in the management and control of our business and affairs so as to jeopardize the limited partners' limited liability under the Delaware limited partnership act or the law of any other state in which we are qualified to do business.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

        We file annual, quarterly and current reports and proxy statements with the SEC. Our SEC filings are available to the public over the internet at the SEC's website at www.sec.gov. You may also read and copy any document that we file with the SEC at the SEC's public reference room at 100 F. Street, N.E., Room 1580, Washington, D.C. 20549. You can call the SEC at 1-202-551-8090 for further information on the public reference room and its copy charges. We maintain a website at www.buckeye.com, where we make our SEC filings available.

        You may request a copy of the board committee charters and Corporate Governance Guidelines of our general partner's board of directors and our Code of Ethics for Directors, Executive Officers and Senior Financial Employees, Business Code of Conduct, 2016 Annual Report or SEC filings or directions to our annual meeting, in each case without charge, by calling, emailing or writing to us at the following address:

  Investor Relations Department
  Buckeye Partners, L.P.
  One Greenway Plaza
  Suite 600
  Houston, Texas 77046
  Toll-free phone: (800) 422-2825
  irelations@buckeye.com

        If you would like to request documents from us, please do so at least 10 business days before the date of the annual meeting in order to receive timely delivery of the documents before the annual meeting.

        You should rely only on the information contained in this proxy statement to vote your LP Units at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement.

        The information contained in this document is applicable as of the date indicated on the cover of this document unless the information specifically indicates that another date applies.

Helpful Resources

        The following materials are available on our website at http://www.buckeye.com/InvestorCenter/CorporateGovernance. This link is provided for convenience only, and the content on the referenced website does not constitute a part of this proxy statement.

  •
  Corporate Governance Guidelines

  •
  Limited Partnership Agreement

  •
  Amendment Number 1 to Limited Partnership Agreement

  •
  Amendment Number 2 to Limited Partnership Agreement

  •
  Amendment Number 3 to Limited Partnership Agreement

  •
  Amendment Number 4 to Limited Partnership Agreement

  •
  Code of Ethics

  •
  Business Code of Conduct

  •
  Audit Committee Charter

  •
  Compensation Committee Charter

  •
  Health, Safety, Security and Environmental Committee Charter

  •
  Nominating and Corporate Governance Committee Charter

 Exhibit A

BUCKEYE PARTNERS, L.P.

2013 LONG-TERM INCENTIVE PLAN

(As Amended and Restated, effective as of June 6, 2017)

i

 BUCKEYE PARTNERS, L.P.

2013 LONG-TERM INCENTIVE PLAN

(Amended and Restated, effective as of June 6, 2017)

1.    Design and Purpose

        The Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (the "Plan") was originally adopted and established effective as of June 4, 2013 as a successor to the Buckeye Partners, L.P. 2009 Long-Term Incentive Plan (the "2009 Plan"). The 2009 Plan was merged with and into this Plan on June 4, 2013 and no additional grants were made under the 2009 Plan (the "2009 Plan Grants"). The Plan was amended and restated, effective as of February 1, 2017 to permit tax withholding in the Committee's sole discretion above the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities and is hereby further amended and restated, effective as of the Effective Date (as defined below).

        The purpose of this Plan is to assist Buckeye Partners, L.P., Buckeye GP LLC, the Partnership's general partner, and Affiliates in attracting and retaining employees of outstanding competence and to enable selected officers, non-employee directors, consultants and advisors and key employees of the Partnership, the Company and Affiliates to acquire or increase ownership interests in the Partnership on a basis that will encourage them to perform at increasing levels of effectiveness and to use their best efforts to promote the growth and profitability of the Partnership. The Plan is designed to align directly long-term executive compensation with tangible, direct and identifiable benefits realized by Buckeye Partners, L.P. Unit holders.

2.    Definitions

        Whenever used in this Plan, the following terms will have the respective meanings set forth below:

          2.1   "Account" means a bookkeeping account established on the records of the Company to record a Participant's interests under the Plan.

          2.2   "Affiliate" will have the meaning ascribed to such term in Rule 12b-2 of the General Rules under the Exchange Act. Notwithstanding the foregoing, Buckeye Pipe Line Services Company shall be considered an Affiliate of the Company and any reference to an Affiliate in this Plan shall include an Affiliate of the Company or the Partnership, as applicable.

          2.3   "Board" means the Company's Board of Directors as constituted from time to time.

          2.4   "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Participant (i) has materially breached his or her employment, severance or service contract with the Company, Partnership or Affiliate, (ii) has engaged in disloyalty to the Company, Partnership or Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Company, Partnership or Affiliate to persons not entitled to receive such information, or (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Company, Partnership or Affiliate.

          2.5   "Change of Control" shall mean the occurrence of one or more of the following transactions:

            (a)   the sale or disposal by the Partnership of all or substantially all of its assets; or

            (b)   the merger or consolidation of the Partnership with or into another partnership, corporation, or other entity, other than a merger or consolidation in which the Unit holders

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    immediately prior to such transaction retain at least a fifty percent (50%) equity interest in the surviving entity; or

            (c)   the Company ceases to be the sole general partner of the Partnership; or

            (d)   the Partnership ceases to own, directly or indirectly, one hundred percent (100%) of the outstanding equity interests of the Company; or

            (e)   any person or "group" (within the meaning of the Exchange Act) collectively shall beneficially own and control, directly or indirectly, a number of Units that would entitle such person or group to vote Units representing, in the aggregate, more than fifty percent (50%) of the total number of outstanding Units that are entitled to vote and be counted for purposes of calculating the required votes and that are deemed to be outstanding for purposes of determining a quorum at any annual meeting of the limited partners of the Partnership or otherwise in the election of the Company's Board.

          2.6   "Change of Control Period" shall mean the period commencing on the date of a Change of Control and ending eighteen (18) calendar months following a Change of Control.

          2.7   "Code" means the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

          2.8   "Committee" means the Compensation Committee of the Board or its successor.

          2.9   "Company" means Buckeye GP LLC, a Delaware limited liability company, and any successor thereto.

          2.10 "Comparison Group" means the group selected by the Committee and consisting of the Partnership and such other entities deemed by the Committee (in its sole discretion) to be reasonably comparable to the Partnership.

          2.11 "Date of Grant" means the effective date on which a Grant is made to a Participant as set forth in the applicable Grant Letter.

          2.12 "Disability" or "Disabled" means a Participant becoming disabled within the meaning of section 22(e)(3) of the Code, a long-term disability as determined under the long-term disability plan of the Company, the Partnership or an Affiliate, which is applicable to the Participant, or as otherwise determined by the Committee. Notwithstanding the foregoing, no payment shall be made to a Participant on account of Disability unless a Participant becomes disabled within the meaning of such term under section 409A(a)(2)(C) of the Code.

          2.13 "Distribution Equivalent Rights" means an amount determined by multiplying the number of Units underlying a grant of Phantom Units or Performance Units to a Participant, subject to any adjustment under Section 12, by the per-Unit cash distribution, or the per-Unit fair market value (as determined by the Committee) of any distribution in consideration other than cash, paid by the Partnership on its Units.

          2.14 "Effective Date" means the effective date of the Plan as set forth in Section 18.

          2.15 "Employee" means a regular full-time salaried employee of the Company or an Affiliate who performs services directly or indirectly for the benefit of the Partnership.

          2.16 "Exercise Price" means the per Unit price at which Units may be purchased under an Option, as designated by the Committee.

          2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.18 "Fair Market Value" of a Unit means the average, rounded to one cent ($0.01), of the highest and lowest sales prices thereof on the New York Stock Exchange on the day on which Fair

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  Market Value is being determined, as reported on the Composite Tape for transactions on the New York Stock Exchange. In the event that there are no Unit transactions on the New York Stock Exchange on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Unit transactions on that exchange. If a Unit is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per Unit shall be as determined by the Committee through any reasonable valuation method.

          2.19 "Good Reason" shall mean the occurrence, without the Participant's express written consent, of any of the following events during the Change in Control Period:

            (a)   a substantial adverse change in the Participant's duties or responsibilities from those in effect on the date immediately preceding the first day of the Change of Control Period;

            (b)   a material reduction in Participant's annual rate of base salary or annual bonus opportunity as in effect immediately prior to commencement of a Change of Control Period; or

            (c)   requiring Participant to be based at a location more than one hundred (100) miles from the Participant's primary work location as it existed on the date immediately preceding the first day of the Change of Control Period, except for required travel substantially consistent with the Participant's present business obligations.

          Notwithstanding the foregoing, Participant shall not have Good Reason for termination unless (A) Participant gives written notice of termination for Good Reason within thirty (30) days after the event giving rise to Good Reason occurs, (B) the Company does not cure the action or failure to act that constitutes the grounds for Good Reason, as set forth in Participant's notice of termination, within thirty (30) days after the date on which Participant gives written notice of termination and (C) Participant actually resigns within sixty (60) days following the expiration of the Company's thirty (30)-day cure period.

          2.20 "Grant" means a grant of one or more Options, Performance Units or Phantom Units pursuant to the Plan and any tandem Distribution Equivalent Rights awarded with respect to such Grant, as applicable.

          2.21 "Grant Letter" means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

          2.22 "Option" means an option to purchase Units, as described in Section 6.

          2.23 "Participant" means an Employee, a non-employee director or a consultant or advisor designated by the Committee to participate in the Plan.

          2.24 "Partnership" means Buckeye Partners, L.P., a Delaware limited partnership or any successor thereto.

          2.25 "Performance Goal" means the goal or goals and other objectives established by the Committee for a Performance Period, for the purpose of determining when a grant of Options or Performance Units subject to such objectives is vested or earned, as applicable.

          2.26 "Performance Period" means the period of one or more calendar years, or any other period designated by the Committee, during which performance will be measured for Options, Performance Units or tandem Distribution Equivalent Rights, as applicable and as specified by the Committee.

          2.27 "Performance Unit" means a notional Unit that is subject to the attainment of one or more Performance Goals established by the Committee and described in Section 9 and which upon vesting entitles a Participant to receive a Unit (or a fraction or a multiple thereof as determined

3

  based on the Performance Goal) or, if provided by the Committee in the Grant Letter, an amount in cash equal to the Fair Market Value of a Unit (or a fraction or a multiple thereof as determined based on the Performance Goal).

          2.28 "Phantom Unit" means a notional Unit granted under the Plan that is subject to service-based restrictions or other conditions established by the Committee in its discretion and which upon vesting entitles a Participant to receive a Unit or, if provided by the Committee in the Grant Letter, an amount in cash equal to the Fair Market Value of a Unit.

          2.29 "Plan" means the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan as stated herein, including any amendments or modifications thereto.

          2.30 "Restriction Period" means the period of one or more calendar years during which Options, Phantom Units or tandem Distribution Equivalent Rights, if applicable, shall be subject to restrictions or conditions, including any other period specified in the Grant Letter.

          2.31 "Retirement" means a Participant's termination of employment with Employer other than for Cause (i) at or after age 65, or (ii) before age 65; provided the Participant has at the time of such termination satisfied the age and vesting requirements for normal or early retirement pursuant to the terms of any "defined benefit plan" (as such term is defined in Section 3(35) of the Employee Retirement Income Security Act of 1974, as amended, or any successor provision) maintained by the Partnership, the Company or any Affiliate in which the Participant participates, or (iii) if the Participant does not participate at the time of such termination in such a "defined benefit plan," at or after age 55 and before age 65 provided the Participant has been employed by the Partnership, the Company or any Affiliate for at least five full years.

          2.32 "Unit" means a unit representing a limited partnership interest in the Partnership.

3.    Grants and Maximum Number of Units Available for Grants

        (a)   Grants under the Plan may consist of Options, Phantom Units, Performance Units and/or tandem Distribution Equivalent Rights. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee in the Grant Letter. All Grants shall be made conditional upon the Participant's acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

        (b)   Subject to the adjustment provisions of Section 12 below, the number of Units that may be issued under this Plan is four million five hundred seventy-one thousand thirty-three (4,571,033) in the aggregate, which includes (i) one million (1,000,000) new Units authorized in connection with this amendment and restatement of the Plan, (ii) three million (3,000,000) Units that were previously authorized under the Plan when it became effective on June 4, 2013, and (iii) five hundred seventy-one thousand thirty-three (571,033) Units, which include (A) the number of Units subject to outstanding 2009 Plan Grants that did not vest or become paid under the 2009 Plan and (B) the number of Units that were available under the 2009 Plan, each as of June 4, 2013. With respect to Grants to any one non-employee director in a 12-month period, the number of Units that may be issued will not exceed eight thousand (8,000) Units. If Units are forfeited, terminated or otherwise not paid in full, the Units subject to such Grant shall again be available for purposes of the Plan. If Units otherwise issuable under the Plan are surrendered in payment of the Exercise Price of an Option, then the number of Units available for issuance under the Plan shall be reduced only by the net number of Units actually issued upon such exercise and not by the gross number of Units as to which such Option is exercised. If Units otherwise issuable under the Plan are withheld in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Grant or the issuance of Units thereunder,

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then the number of Units available for issuance under the Plan shall be reduced by the net number of Units issued, vested or exercised under such Grant, calculated in each instance after payment of such Unit withholding taxes. Notwithstanding the foregoing, with respect to any Units withheld for applicable withholding taxes, only the number of Units withheld at the minimum statutory rate may be recycled under the Plan and available for purposes of the Plan. Upon the exercise of an Option through a net exercise procedure, then both for purposes of calculating the number of Units remaining available for issuance under the Plan and the number of Units remaining available for exercise under such Option, the number of such Units shall be reduced by the net number of Units for which the Option is exercised. To the extent that any Grants are paid in cash and not in Units, such Grants shall not count against the Unit limits in this subsection (b). Units may be (i) previously issued and outstanding Units, (ii) newly issued Units, or (iii) a combination of each.

4.    Administration

        (a)   The Plan will be administered by the Committee. The Committee may delegate authority to one or more subcommittees or an officer of the Company, as it deems appropriate. Subject to the express provisions of the Plan, the Committee will have authority, in its complete discretion, to determine the Participants to whom, and the time or times at which grants will be made. In making such determinations, the Committee may take into account the nature of the services rendered by a Participant, the present and potential contributions of the Participant to the Partnership's success and such other factors as the Committee in its discretion deems relevant. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Partnership, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals. No member of the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to the Plan or any grant hereunder.

        (b)   Subject to the express provisions of the Plan, the Committee will also have authority, in its complete discretion, to (i) construe and interpret the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iii) to determine the terms and provisions of the restrictions relating to Grants (none of which need be identical), and (iv) to make all other determinations (including factual determinations) necessary or advisable for the orderly administration of the Plan. The Grant Letter shall set forth the terms of each Grant. Each Participant's receipt of a Grant Letter shall constitute that Participant's acknowledgement and acceptance of the terms of the Plan and the Grant and the Committee's authority and discretion.

5.    Eligibility

        Grants hereunder may be made to Employees who, in the sole judgment of the Committee, are individuals who are in a position to significantly participate in the development and implementation of the Company's strategic plans for the Partnership and thereby contribute materially to the continued growth and development of the Partnership and to its future financial success. Grants hereunder may also be made to non-employee members of the board of directors of the Company as determined by the Committee in its sole discretion. Grants hereunder may be made to consultants or advisors designated by the Committee who provide bona fide services to the Partnership, the Company or Affiliates; provided, that, such services are not in connection with the offer and sale of securities in a capital-raising transaction and the consultant or advisor must not directly or indirectly promote or maintain a market for the Partnership's securities.

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6.    Options

        6.1    Grant of Options.    Options may be granted to Participants at any time and from time to time, as may be determined by the Committee, upon such terms and conditions as the Committee deems appropriate under this Section 6, if and to the extent permitted by section 409A of the Code. The Committee shall determine the number of Units that will be subject to each grant of Options to Participants.

        6.2    Option Price and Term.

          (a)   The Exercise Price of a Unit subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value of a Unit on the Date of Grant.

          (b)   The Committee shall determine the term of each Option, which shall not exceed ten years from the Date of Grant.

        6.3    Exercisability of Options.    Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Letter. The Committee may grant Options that are subject to achievement of Performance Goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

        6.4    Termination of Employment or Service.    Except as provided in the Grant Letter, an Option may only be exercised while the Participant is employed by the Company, or providing service as a non-employee director or consultant or advisor. The Committee shall determine in the Grant Letter under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

        6.5    Exercise of Options.    A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering Units owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of Units having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by surrender of all or any part of the vested Units for which the Option is exercisable to the Company for an appreciation distribution payable in Units with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the Units subject to the surrendered portion exceeds the aggregate Exercise Price payable for those Units, or (v) by such other method as the Committee may approve. Payment for the Units pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Unit.

        6.6    Prohibition On Repricing.    Except in connection with a corporate transaction or event described in Sections 11 and 12, the Committee may not, without obtaining unitholder approval (i) amend the terms of outstanding Options to reduce the Exercise Price of such outstanding Options, (ii) cancel outstanding Options in exchange for Options with an Exercise Price that is less than the Exercise Price of the original Options, or (iii) cancel outstanding Options with an Exercise Price above the current Unit price in exchange for cash or other securities. This Section 6.6 is intended to prohibit the repricing of "underwater" Options and will not be construed to prohibit the adjustments provided for in Sections 11 and 12. Notwithstanding any provision of this Plan to the contrary, this Section 6.6 may not be amended without unitholder approval.

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7.    Phantom Units and Performance Units

        7.1    Grant of Units.    Subject to the provisions of Section 3, Phantom Units or Performance Units may be granted to Participants at any time and from time to time as may be determined by the Committee. The Committee may, in its sole and absolute discretion, determine the conditions and establish a program under which the Phantom Units or Performance Units become vested or forfeited and such other terms and conditions as the Committee may determine with respect to such Grants. Phantom Units or Performance Units may be granted with or without Distribution Equivalent Rights as determined by the Committee. Units issued pursuant to awards of Phantom Units or Performance Units may be issued for consideration or for no consideration, and will be subject to all requirements set forth in the Grant Letter. The specific terms and conditions of the Phantom Units or Performance Units shall be set forth in the Grant Letter.

        7.2    Requirement of Employment or Service.    After the restrictions on a Participant's Phantom Units or Performance Units vest in accordance with the terms and conditions of the Grant Letter, the Phantom Units or Performance Units shall be payable according to the terms set forth in the Grant Letter. If the Participant ceases to be an Employee, or ceases to provide services as a non-employee director or consultant or advisor, as applicable, before the end of any applicable Restriction Period or Performance Period, the Participant's Phantom Units or Performance Units will terminate as to all Units covered by the Grant as to which the restrictions have not vested, except as set forth in the Grant Letter.

        7.3    Form of Payment for Units.    Phantom Units and Performance Units will be settled in accordance with the terms and conditions set forth in the Grant Letter, which may include by delivery of Units, payment in cash based on the Fair Market Value of the Units otherwise deliverable, or partly in Units and partly in cash.

8.    Distribution Equivalent Rights

        If the Committee so specifies in the Grant Letter when granting Phantom Units or Performance Units, from the Date of Grant of Phantom Units or Performance Units to a Participant until the date on which the Phantom Units or Performance Units are paid, the Company will maintain an Account for such Participant and will credit on each payment date for the payment of a distribution made by the Partnership on its Units an amount equal to the Distribution Equivalent Rights associated with such Phantom Units or Performance Units. Distribution Equivalent Rights shall be paid on Phantom Units or Performance Units in accordance with the terms and conditions set forth in the Grant Letter, which may include payment in cash based on the Fair Market Value of the Units otherwise deliverable, Units, or partly in Units and partly in cash, as determined by the Committee in its discretion.

9.    Requirements for Performance Goals and Performance Periods

        9.1    Establishment of Performance Goals.    The Committee may establish the Performance Goals and applicable Performance Periods, in its sole discretion. The Committee may adjust the Performance Goals to take into account such unanticipated circumstances or significant events as the Committee determines, including but not limited to, a corporate transaction, such as an acquisition, divestiture, a merger, consolidation, separation, reorganization or partial or complete liquidation, or to equitably reflect the occurrence of any other extraordinary or unusual event in the marketplace, any change in applicable accounting rules or principles, any change in applicable law, litigation, any change due to any merger, consolidation, acquisition, reorganization, distribution, or other changes in the Partnership's corporate structure or units, or any other change of a similar nature.

        9.2    Criteria Used for Performance Goals.    The Committee will use objectively determinable business criteria for the Performance Goals including, but not limited to, one or more of the following financial or operational criteria: EBITDA, Unit price, earnings per Unit, net earnings, operating earnings, total capital spending, maintenance capital spending, return on assets, total Unit holder

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return, return on equity, growth in assets, cash flow, market share, distribution growth, distributable cash flow, return on capital employed, relative performance to a Comparison Group, or strategic business criteria, including, but not limited to, meeting specified revenue goals, business expansion goals, cost targets or goals relating to acquisitions or divestitures. The Performance Goals may relate to the Participant's business unit or the performance of the Partnership as a whole, or any combination of the foregoing. Performance Goals need not be uniform as among Participants.

        9.3    Target Awards and Actual Awards.

          (a)   For each Performance Period, the Committee may establish a target award level or such other performance measure, in its sole discretion, for each Participant receiving a grant of Performance Units taking into account a Participant's responsibility level or the position or positions held during the Performance Period. The Committee shall determine the target award level, if any, for each Participant at such time or times as the Committee determines.

          (b)   The Committee shall determine the actual award payable to a Participant for a Performance Period based upon the level of attainment of the Performance Goals, as determined by the Committee. The Committee may determine, in its sole discretion, to pay an actual award to a Participant that is greater than, equal to, or less than such Participant's target award level or other performance measure.

10.    Non-transferability and Compliance with Rule 16b-3

        Only the Participant may exercise rights under a Grant during the Participant's lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order. The Committee may impose such conditions on Grants as may be necessary to satisfy the requirements of Rule 16b-3 under the Exchange Act.

11.    Consequences of a Change of Control

        Unless the Committee determines otherwise or as otherwise provided in the Grant Letter, in the event a Change of Control occurs while the Participant is employed by, or providing services to the Company, the Partnership or Affiliate, and the Participant terminates employment or service on account of (i) a termination by the Company, the Partnership or Affiliate without Cause, or (ii) a resignation for Good Reason, during the Change of Control Period, such Participant's Options will immediately vest and become exercisable, Phantom Units (and any unpaid Distribution Equivalent Rights) will immediately vest and be paid within the thirty (30)-day period following such termination of employment or service and Performance Units (and any associated Distribution Equivalent Rights) will immediately vest and be paid based on a payout performance multiplier of one hundred percent (100%) within the thirty (30)-day period following such termination of employment or service.

12.    Adjustment of Number and Price of Units, Etc.

        If there is any change in the number or kind of Units outstanding (i) by reason of a Unit distribution, spinoff, recapitalization, Unit split, or combination or exchange of Units, (ii) by reason of a merger, reorganization, consolidation or reclassification, or (iii) by reason of any other extraordinary or unusual event affecting the outstanding Units as a class without the Company's receipt of consideration, or if the value of outstanding Units is substantially reduced as result of a spinoff or the Company's payment of any extraordinary distribution, the maximum number of Units available for issuance under the Plan, the maximum number of Units for which any individual may receive Grants in any year, the kind and number of Units covered by outstanding Grants, the kind and number of Units to be issued or issuable under the Plan, and the Exercise Price or the applicable market value of outstanding Grants shall be required to be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued Units to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding

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Grants; provided, however, than any fractional Units resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

13.    Limitation of Rights

        Nothing contained in this Plan will be construed to give an Employee, non-employee director, or consultant or advisor any right to a Grant hereunder except as may be authorized in the discretion of the Committee. A Grant under this Plan will not constitute or be evidence of any agreement or understanding, expressed or implied, that the Company, Partnership or any Affiliate will employ a Participant for any specified period of time, in any specific position or at any particular rate of remuneration.

14.    Amendment or Termination of Plan

        The Committee shall have complete and exclusive power and authority to terminate or amend the Plan and the Committee may amend outstanding awards issued under the Plan in any or all aspects whatsoever not inconsistent with the terms of the Plan; provided, however, that no such termination or amendment shall adversely affect the rights of a Participant with respect to awards at the time outstanding under the Plan unless the Participant consents to such amendment; and provided, further, that the Committee shall not, without the approval of the Unit holders, amend the Plan to (i) materially increase the maximum number of Units which may be issued under the Plan, except for permissible adjustments under Section 11, (ii) materially increase the benefits accruing to individuals who participate in the Plan, or (iii) materially modify the eligibility requirements for the grant of Units under the Plan.

15.    Tax Withholding

        15.1    Required Withholding.    All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

        15.2    Election to Withhold Units.    If the Committee so permits, Units may be withheld to satisfy the Company's tax withholding obligation with respect to Grants paid in Units, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities (except as otherwise determined by the Committee in its sole discretion).

16.    Code Section 409A

        Notwithstanding any provision to the contrary, all provisions of this Plan shall be construed and interpreted to comply with Code section 409A and if necessary, any provision shall be held null and void to the extent such provision (or part thereof) fails to comply with Code section 409A. Under a Grant that is subject to Code section 409A, all payments to be made upon a termination of employment shall only be made upon a "separation from service" (within the meaning of Code section 409A) and, unless otherwise provided in a Grant Letter, the right to a series of installment payments shall be treated as a right to a series of separate payments. Notwithstanding anything in the Plan or a Grant Letter to the contrary, if required by Code section 409A, if a Participant is considered to be a "specified employee" (within the meaning of Code section 409A) and if payment of any amounts under the Plan or any Grant Letter is required to be delayed for a period of six (6) months after separation from service under Code section 409A, payment of such amounts shall be delayed as required by Code section 409A, and the accumulated amounts shall be paid in a lump sum within ten (10) days after the end of the six (6)-month period (or within sixty (60) days after the death of the

9

Participant, if the Participant dies during this postponement period). In no event may a Participant, directly or indirectly, designate the calendar year of a payment other than in accordance with Code section 409A.

17.    Governmental Approval

        Each grant of Units will be subject to the requirement that if at any time the listing, registration or qualification of the Units covered thereby upon any securities exchange, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the awarding of such grant of Units, then no such grant may be paid in whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

18.    Effective Date of Plan; Duration

        The Plan was originally effective on June 4, 2013 and is hereby amended and restated as of the date it is approved by the Company's unitholders at the Annual Meeting to be held on June 6, 2017 (or such other date upon which the Company's unitholders approve the Plan, the "Effective Date"). If the Plan, as amended and restated, is not so approved, then the Plan, as in effect immediately prior to such Annual Meeting, shall remain in effect. The Plan shall remain in effect until the earlier of (a) the termination of the Plan by action of the Committee or (b) the tenth (10th) anniversary of the Effective Date, or June 6, 2027.

19.    Successors

        This Plan will be binding upon and inure to the benefit of the Partnership, the Company, and their successors and assigns and the Participant and his heirs, executors, administrators and legal representatives.

20.    Headings and Captions

        The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

21.    Governing Law

        The validity, construction, interpretation and effect of the Plan will be governed exclusively by and determined in accordance with the law of the State of Delaware.

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ANNUAL MEETING OF LIMITED PARTNERS OF BUCKEYE PARTNERS, June 6, 2017 L.P. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPhONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PMESTthe day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. INPERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20433304000000000000 1 060617 Partners, L.P.'s independent registered public accountants for 2017. named executive officers as described in our proxy statement pursuant to changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this proxy. When limited partnership units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. ThE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL ThE NOMINEES LISTED, "FOR" PROPOSALS 2, 3, AND 4, AND “1 YEAR” FOR PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN ThE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS ShOWN hERE x 1. The election of four Class I directors to serve on our general partner's board of directors until our 2020 annual meeting of limited partners. NOMINEES: FOR ALL NOMINEESO Barbara J. Duganier O Joseph A. LaSala, Jr. WITHHOLD AUTHORITYO Larry C. Payne FOR ALL NOMINEESO Martin A. White FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The approval of the amendments to the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan, as described in our proxy statement. 3. The ratification of the selection of Deloitte & Touche LLP as Buckeye 4. The approval, in an advisory vote, of the compensation of Buckeye’s Item 402 of Regulation S-K. 1 YEAR 2 YEARS 3 YEARS ABSTAIN 5. The vote, on an advisory basis, on the frequency of the advisory vote on the compensation of the named executive officers. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unitholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2, 3, and 4, and 1 YEAR in Proposal 5. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Unitholder Date: Signature of UnitholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17265/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

ANNUAL MEETING OF LIMITED PARTNERS OF BUCKEYE PARTNERS, L.P. June 6, 2017 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17265/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20433304000000000000 1 060617 Partners, L.P.'s independent registered public accountants for 2017. named executive officers as described in our proxy statement pursuant to changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this proxy. When limited partnership units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. ThE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL ThE NOMINEES LISTED, "FOR" PROPOSALS 2, 3, AND 4, AND “1 YEAR” FOR PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN ThE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS ShOWN hERE x 1. The election of four Class I directors to serve on our general partner's board of directors until our 2020 annual meeting of limited partners. NOMINEES: FOR ALL NOMINEESO Barbara J. Duganier O Joseph A. LaSala, Jr. WITHHOLD AUTHORITYO Larry C. Payne FOR ALL NOMINEESO Martin A. White FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The approval of the amendments to the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan, as described in our proxy statement. 3. The ratification of the selection of Deloitte & Touche LLP as Buckeye 4. The approval, in an advisory vote, of the compensation of Buckeye’s Item 402 of Regulation S-K. 1 YEAR 2 YEARS 3 YEARS ABSTAIN 5. The vote, on an advisory basis, on the frequency of the advisory vote on the compensation of the named executive officers. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unitholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2, 3, and 4, and 1 YEAR in Proposal 5. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Unitholder Date: Signature of UnitholderDate:

ANNUAL MEETING OF LIMITED PARTNERS OF BUCKEYE PARTNERS, L.P. June 6, 2017 ADMISSION TICKET * REQUIRED FOR MEETING ATTENDANCE * PERMITS ONE TO ATTEND * YOUR VOTE IS IMPORTANT! - 0 BUCKEYE PARTNERS, L.P. Annual Meeting of Limited Partners To Be held on June 6, 2017 This Proxy is Solicited on Behalf of the General Partner of Buckeye Partners, L.P. The undersigned hereby appoints Keith E. St.Clair and Todd J. Russo, and each of them, with full power of substitution and power to act alone, as proxies to vote all the limited partnership units which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Limited Partners of Buckeye Partners, L.P., to be held June 6, 2017 at 9:00 a.m. local time at the DoubleTree Hotel, 6 Greenway Plaza, Houston, Texas 77046, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1 important notice of availability of Proxy materials for the annual meeting of Limited Partners of BUCkeYe PartnerS, L.P. to Be held on: June 6, 2017 at 9:00 a.m. Doubletree hotel, 6 Greenway Plaza, houston, texas 77046 this communication presents only an overview of the more complete proxy materials that are available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request as instructed below before 5/26/17. Please visit http://www.astproxyportal.com/ast/17265/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K to reqUeSt materiaL: teLePhone: 888-Proxy-na (888-776-9962) 718-921-8562 (for international callers) e-maiL: info@astfinancial.com weBSite: https://us.astfinancial.com/proxyservices/requestmaterials.asp onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. in PerSon: You may vote your shares in person by attending the Annual Meeting. teLePhone: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. maiL: You may request a card by following the instructions above. toVote: Plan, as described in our proxy statement. officers as described in our proxy statement pursuant to Item 402 of Regulation S-K. 1. The election of four Class I directors to serve on our general partner's board of directors until our 2020 annual meeting of limited partners. nomineeS: Barbara J. Duganier Joseph A. LaSala, Jr. Larry C. Payne Martin A. White Please note that you cannot use this notice to vote by mail. 2. The approval of the amendments to the Buckeye Partners, L.P. 2013 Long-Term Incentive 3. The ratification of the selection of Deloitte & Touche LLP as Buckeye Partners, L.P.'s independent registered public accountants for 2017. 4. The approval, in an advisory vote, of the compensation of Buckeye’s named executive 5. The vote, on an advisory basis, on the frequency of the advisory vote on the compensation of the named executive officers. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. the BoarD of DireCtorS reCommenDS a Vote "for" aLL the nomineeS LiSteD, "for" ProPoSaLS 2, 3, anD 4, anD “1 Year” for ProPoSaL 5. ComPanY nUmBer aCCoUnt nUmBer ControL nUmBer

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NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS TO BE HELD ON JUNE 6, 2017
PROXY STATEMENT FOR ANNUAL MEETING OF LIMITED PARTNERS To Be Held on June 6, 2017
PROPOSAL 1—ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS OF OUR GENERAL PARTNER
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Summary Compensation Table
2016 Grants of Plan-Based Awards Table
2016 Outstanding Equity Awards at Fiscal Year-End Table
2016 Units Vested Table
2016 Nonqualified Deferred Compensation Table
2016 Director Compensation Table
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2—APPROVAL OF AMENDMENT TO THE BUCKEYE PARTNERS, L.P. 2013 LONG-TERM INCENTIVE PLAN
PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 5—ADVISORY VOTE ON THE FREQUENCY OF THE UNITHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION
UNITHOLDER PROPOSALS FOR 2018 ANNUAL MEETING OF LIMITED PARTNERS
WHERE YOU CAN FIND MORE INFORMATION ABOUT US
  Exhibit A
BUCKEYE PARTNERS, L.P. 2013 LONG-TERM INCENTIVE PLAN (As Amended and Restated, effective as of June 6, 2017)
TABLE OF CONTENTS
BUCKEYE PARTNERS, L.P. 2013 LONG-TERM INCENTIVE PLAN (Amended and Restated, effective as of June 6, 2017)